UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04700

                          The Gabelli Equity Trust Inc.
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                            (THE GABELLI EQUITY TRUST INC. LOGO)

                          THE GABELLI EQUITY TRUST INC.
                                  Annual Report
                                December 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

     Enclosed are the audited financial statements and the investment portfolio as of December 31, 2008.

COMPARATIVE RESULTS

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2008 (a)

                                                                                                       Since
                                                                                                    Inception
                               Quarter   1 Year    3 Year    5 Year   10 Year   15 Year   20 Year   (08/21/86)
                               -------   ------    ------    ------   -------   -------   -------   ----------
GABELLI EQUITY TRUST
   NAV TOTAL RETURN (b) ...... (29.04)%  (48.99)%   (9.82)%  (1.47)%    2.37%    5.94%     7.77%      8.56%
INVESTMENT TOTAL RETURN (c) .. (43.64)   (54.77)   (12.94)   (3.80)     0.79     4.38      7.69       7.63
S&P 500 Index ................ (21.95)   (36.99)    (8.36)   (2.19)    (1.38)    6.46      8.42       8.40(d)
Dow Jones Industrial Average . (18.41)   (31.88)    (4.10)   (1.09)     1.70     8.15      9.93       9.93(d)
Nasdaq Composite Index ....... (24.61)   (40.54)   (10.58)   (4.67)    (3.24)    4.83      7.36       6.56

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE CAPITALIZATION STOCKS. THE S&P 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $9.34.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $10.00.

(D) FROM AUGUST 31, 1986, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.

                                        Sincerely yours,


                                        /s/ Bruce N. Alpert
                                        Bruce N. Alpert
February 24, 2009                       President

                         THE GABELLI EQUITY TRUST INC.
                   SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2008:

LONG POSITIONS

Food and Beverage .............................   12.0%
Energy and Utilities ..........................    8.4%
Financial Services ............................    7.7%
Cable and Satellite ...........................    6.2%
Diversified Industrial ........................    6.1%
Telecommunications ............................    5.9%
Health Care ...................................    5.4%
Entertainment .................................    5.3%
U.S. Government Obligations ...................    5.0%
Equipment and Supplies ........................    4.2%
Consumer Products .............................    3.9%
Automotive: Parts and Accessories .............    3.0%
Publishing ....................................    2.4%
Business Services .............................    2.3%
Consumer Services .............................    2.1%
Retail ........................................    1.9%
Aviation: Parts and Services ..................    1.8%
Machinery .....................................    1.7%
Specialty Chemicals ...........................    1.7%
Aerospace .....................................    1.5%
Wireless Communications .......................    1.3%
Agriculture ...................................    1.3%
Metals and Mining .............................    1.3%
Environmental Services ........................    1.2%
Hotels and Gaming .............................    1.2%
Electronics ...................................    1.0%
Communications Equipment ......................    1.0%
Automotive ....................................    0.6%
Transportation ................................    0.6%
Real Estate ...................................    0.6%
Computer Software and Services ................    0.5%
Broadcasting ..................................    0.5%
Closed-End Funds ..............................    0.2%
Manufactured Housing and Recreational
   Vehicles ...................................    0.1%
Real Estate Investment Trusts .................    0.1%
                                                 -----
                                                 100.0%
                                                 =====

     THE GABELLI EQUITY TRUST INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2008
                                   (UNAUDITED)

                                                                  OWNERSHIP AT
                                                                  DECEMBER 31,
                                                    SHARES            2008
                                                --------------   --------------
NET PURCHASES
COMMON STOCKS
Accor SA ....................................              500            2,500
Alcoa Inc. ..................................           37,000           65,000
Aruze Corp. .................................           10,000          110,000
Ascent Media Corp., Cl. A ...................            1,400           16,850
BCE Inc. ....................................            5,000           65,000
Bel Fuse Inc., Cl. A ........................            2,000           16,000
British American Tobacco plc (a) ............           36,182           66,182
Brown-Forman Corp., Cl. A (b) ...............            8,000           32,000
Brown-Forman Corp., Cl. B (b) ...............            6,250            6,250
Cable & Wireless Jamaica Ltd. ...............          872,580        7,040,836
Cadbury plc, ADR ............................            4,800          120,000
Calamos Asset Management Inc., Cl. A ........            2,500           10,000
Champion Enterprises Inc. ...................           50,000          150,000
China Mengniu Dairy Co. Ltd. ................           10,000           50,000
Citadel Broadcasting Corp. ..................           10,000           20,343
Clearwire Corp., Cl. A (c) ..................           14,000           14,000
Compagnie Financiere Richemont SA,
  Cl. A (d) .................................           55,200           55,200
Constellation Energy Group Inc. .............           37,000           70,000
Dean Foods Co. ..............................           30,000          180,000
Deere & Co. .................................           10,000          435,000
Eastman Kodak Co. ...........................           20,000          120,000
Finmeccanica SpA ............................            2,640           32,640
Fortune Brands Inc. .........................           18,000           78,000
Freeport-McMoRan Copper & Gold Inc. .........            4,000            4,000
Gaylord Entertainment Co. ...................           10,000          200,000
GenCorp Inc. ................................           50,000          250,000
General Electric Co. ........................           20,000          170,000
Gerber Scientific Inc. ......................            5,000           95,000
GrafTech International Ltd. .................            5,000           80,000
Halliburton Co. .............................           10,000          220,000
Heineken NV .................................            3,000           48,000
Idearc Inc. .................................            6,000           10,000
Janus Capital Group Inc. ....................           20,000          200,000
Jarden Corp. ................................            2,000            4,000
JPMorgan Chase & Co. ........................            8,300           70,088
Las Vegas Sands Corp. .......................           34,000           40,000
Legg Mason Inc. .............................           85,000          180,000
Life Technologies Corp. .....................           80,000           80,000
Macy's Inc. .................................           10,000          150,000
Mandarin Oriental International Ltd. ........           89,000        3,900,000
MGM Mirage ..................................            3,000          155,000
Och-Ziff Capital Management Group LLC,
   Cl. A ....................................           14,000           22,000
Omnova Solutions Inc. .......................           61,018          291,018
Orient-Express Hotels Ltd., Cl. A ...........           26,000           44,000
PetroChina Co. Ltd., ADR ....................              200            1,500
Pinnacle Entertainment Inc. .................           60,000          110,000
Remy Cointreau SA ...........................            4,000           37,000
Rockwell Automation Inc. ....................            6,000           30,000
Rolls-Royce Group plc, Cl. C (e) ............       68,640,000       68,640,000
Spectra Energy Corp. ........................           10,000          130,000
Sprint Nextel Corp. .........................           50,000          750,000
Svenska Cellulosa AB, Cl. B .................            3,000           33,000
The Bank of New York Mellon Corp. ...........            8,000          154,038
The Blackstone Group LP .....................            5,000           10,000
The E.W. Scripps Co., Cl. A .................            7,000           50,333
The Great Atlantic & Pacific Tea Co. Inc. ...           55,000          225,000
The Hongkong & Shanghai Hotels Ltd. .........          140,000          140,000
The Interpublic Group of Companies Inc. .....           12,200          265,000
Thomas & Betts Corp. ........................           15,000          250,000

                                                                  OWNERSHIP AT
                                                                  DECEMBER 31,
                                                    SHARES            2008
                                                --------------   --------------
Tokyo Broadcasting System Inc. ..............            2,000          122,000
Transocean Ltd. .............................           10,000           10,000
Tyco International Ltd. .....................           10,000          210,000
Tyson Foods Inc., Cl. A .....................           41,000          140,000
Vivo Participacoes SA, ADR (f) ..............           44,377           44,377
Walgreen Co. ................................           15,000           90,000
Wynn Resorts Ltd. ...........................            1,000            1,000
Zimmer Holdings Inc. ........................              500            3,500

                                                   PRINCIPAL
                                                    AMOUNT
                                                --------------
CONVERTIBLE CORPORATE BOND
The Great Atlantic & Pacific Tea Co. Inc.,
Cv., 5.125%, 06/15/11 .......................   $      200,000   $    3,300,000

                                                    SHARES
                                                --------------
NET SALES
COMMON STOCKS
Abbott Laboratories .........................           (4,000)           4,000
ACCO Brands Corp. ...........................           (1,050)           6,000
Acuity Brands Inc. ..........................           (5,000)           4,000
Advanced Medical Optics Inc. ................          (10,000)         135,000
Ajinomoto Co. Inc. ..........................          (17,000)          68,000
Allianz SE ..................................             (600)           2,200
Alpharma Inc., Cl. A (g) ....................          (30,000)              --
American Express Co. ........................          (15,000)         560,000
AMETEK Inc. .................................           (3,000)         254,000
Amgen Inc. ..................................           (1,000)          51,000
Ampco-Pittsburgh Corp. ......................           (1,000)         160,000
Anglo American plc ..........................           (6,000)          24,030
Anheuser-Busch Cos Inc. (h) .................          (80,000)              --
Archer-Daniels-Midland Co. ..................          (65,000)         340,000
Ashland Inc. (i) ............................          (17,000)          13,000
AstraZeneca plc .............................           (3,800)          15,346
AutoNation Inc. .............................          (30,000)         180,000
AutoZone Inc. ...............................           (3,000)           1,000
Avis Budget Group Inc. ......................          (15,000)              --
Avon Products Inc. ..........................           (5,000)          75,000
AXA Asia Pacific Holdings Ltd. ..............          (31,700)         126,900
Barrick Gold Corp. ..........................           (1,148)          88,000
Bayer AG ....................................           (4,800)          19,200
Bell Aliant Regional Communications
   Income Fund ..............................           (1,000)              --
Berkshire Hathaway Inc., Cl. A ..............               (5)             137
BHP Billiton Ltd. ...........................           (4,000)          16,000
Boeing Co. ..................................           (8,000)         102,000
Boston Scientific Corp. .....................          (35,000)         120,000
Bouygues SA .................................           (4,000)          16,000
BP plc ......................................          (20,000)          80,000
Bristol-Myers Squibb Co. ....................          (50,000)          85,000
British Sky Broadcasting Group plc ..........          (19,000)          76,000
Cablevision Systems Corp., Cl. A ............          (40,000)       1,510,000
Cadbury plc .................................          (18,100)          72,300
Campbell Soup Co. ...........................          (10,000)          70,000
Canon Inc. ..................................           (6,100)          24,400
CBS Corp., Cl. A ............................          (15,000)         410,000
Cephalon Inc. ...............................           (1,000)           2,000
CH Energy Group Inc. ........................          (43,100)          61,900
Cheung Kong (Holdings) Ltd. .................          (14,000)          56,000
China Mobile Ltd. ...........................          (13,000)          52,000
Christian Dior SA ...........................           (6,400)          35,600
Church & Dwight Co. Inc. ....................           (2,000)          12,000
Ciba Holding AG .............................          (20,000)              --

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                         QUARTER ENDED DECEMBER 31, 2008
                                   (UNAUDITED)

                                                                  OWNERSHIP AT
                                                                  DECEMBER 31,
                                                    SHARES            2008
                                                --------------   --------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Cincinnati Bell Inc. ........................          (20,000)         888,300
Citigroup Inc. ..............................          (60,000)         300,000
CLARCOR Inc. ................................           (8,000)         173,000
Clearwire Corp. (c) .........................          (14,000)              --
Clorox Co. ..................................          (18,000)          12,000
CNH Global NV ...............................           (3,400)          13,600
Coca-Cola Enterprises Inc. ..................           (5,000)          15,000
Cochlear Ltd. ...............................           (2,400)           9,600
Comcast Corp., Cl. A ........................          (52,000)              --
Comcast Corp., Cl. A, Special ...............          (10,000)         110,000
Commerzbank AG, ADR .........................           (5,000)         150,000
Compagnie Financiere Richemont SA,
   Cl. A (d) ................................          (69,000)              --
Compania de Telecomunicaciones de
   Chile SA, ADR (j) ........................         (120,000)              --
Constellation Brands Inc., Cl. A ............          (80,000)          10,000
Cooper Industries Ltd., Cl. A ...............          (20,000)         225,000
Corn Products International Inc. ............           (5,000)          45,000
CRH plc .....................................          (15,500)          62,000
Deutsche Telekom AG, ADR ....................          (20,000)         170,000
Diageo plc ..................................          (16,000)          64,000
Diageo plc, ADR .............................          (20,000)         204,000
Diamond Offshore Drilling Inc. ..............             (200)           2,800
Diebold Inc. ................................          (10,000)         100,000
DISH Network Corp., Cl. A ...................           (8,700)         125,000
Donaldson Co. Inc. ..........................           (1,000)         193,000
Dr. Pepper Snapple Group Inc. ...............           (2,600)         130,600
DTE Energy Co. ..............................           (2,000)          12,000
Duke Energy Corp. ...........................          (20,000)         200,000
El Paso Electric Co. ........................          (15,000)         265,000
Energizer Holdings Inc. .....................           (2,000)         110,000
Enodis plc (k) ..............................         (300,000)              --
Exxon Mobil Corp. ...........................           (2,000)          78,000
Fanuc Ltd. ..................................           (2,800)          11,200
Fleetwood Enterprises Inc. ..................          (50,000)              --
Flowers Foods Inc. ..........................          (20,000)          70,000
Frontier Communications Corp. ...............          (30,000)          50,000
Galp Energia SGPS SA, Cl. B .................           (9,000)          36,000
General Mills Inc. ..........................         (152,000)          25,000
Genuine Parts Co. ...........................          (40,000)         300,000
GlaxoSmithKline plc .........................           (9,000)          36,036
Gray Television Inc. ........................          (10,000)         110,000
Gray Television Inc., Cl. A .................           (3,000)          23,000
Greatbatch Inc. .............................           (5,000)              --
Groupe Danone ...............................         (155,000)         200,000
Grupo Bimbo SAB de CV, Cl. A ................          (80,000)         900,000
Grupo Televisa SA, ADR ......................           (5,000)         690,000
Grupo TMM SA, Cl. A, ADR ....................           (1,000)          15,000
Harmony Gold Mining Co. Ltd. ................          (17,500)          35,000
Hellenic Telecommunications
   Organization SA ..........................           (1,000)          32,000
Hennes & Mauritz AB, Cl. B ..................           (4,300)          17,200
Hercules Inc. (i) ...........................         (175,000)              --
Home Inns & Hotels Management Inc., ADR .....          (20,000)              --
HSN Inc. ....................................           (5,000)          30,000
Huttig Building Products Inc. ...............           (4,000)          27,000
IDEX Corp. ..................................           (2,000)         318,000
Il Sole 24 Ore ..............................         (134,700)       1,825,300
Impala Platinum Holdings Ltd. ...............           (5,000)          20,000
Imperial Oil Ltd. ...........................           (6,400)          25,600
InterContinental Hotels Group plc ...........          (46,160)              --
ITO EN Ltd. .................................          (25,000)         175,000

                                                                  OWNERSHIP AT
                                                                  DECEMBER 31,
                                                     SHARES           2008
                                                --------------   --------------
ITT Corp. ...................................           (3,000)         250,000
Japan Tobacco Inc. ..........................              (40)             160
Jardine Matheson Holdings Ltd. ..............           (9,000)          48,000
Johnson & Johnson ...........................          (15,000)         105,000
Kellogg Co. .................................          (32,000)          16,000
Kerry Group plc, Cl. A ......................           (3,000)          72,000
Keyence Corp. ...............................           (1,200)           4,720
Kraft Foods Inc., Cl. A .....................           (5,000)         130,000
Ladbrokes plc ...............................          (50,000)       1,100,058
Landauer Inc. ...............................           (2,000)          92,000
Leucadia National Corp. .....................           (1,000)         132,000
LIN TV Corp., Cl. A .........................          (20,000)          70,000
Lockheed Martin Corp. .......................           (1,000)           8,000
LVMH Moet Hennessy Louis Vuitton SA .........             (600)          11,500
Marsh & McLennan Companies Inc. .............           (5,000)         260,000
Mattel Inc. .................................           (7,000)           8,000
Media General Inc., Cl. A ...................          (70,000)         250,000
Merck & Co. Inc. ............................          (10,000)          85,000
Mitsui & Co. Ltd. ...........................           (8,000)          32,000
Monster Worldwide Inc. ......................           (5,000)          50,000
National Presto Industries Inc. .............           (5,000)          16,000
Nestle SA ...................................           (6,000)          49,000
News Corp., Cl. A ...........................          (95,000)       1,430,000
Nintendo Co. Ltd. ...........................           (2,000)              --
Nissin Foods Holdings Co. Ltd. ..............         (220,000)          80,000
Nortel Networks Corp. .......................         (159,900)             100
Northeast Utilities .........................          (25,000)         215,000
Northrop Grumman Corp. ......................          (17,600)          85,000
Novartis AG .................................           (7,800)          31,200
Novartis AG, ADR ............................           (4,000)          98,000
NTT DoCoMo Inc. .............................             (300)           1,700
Orascom Telecom Holding SAE, GDR ............           (3,000)          12,000
Pactiv Corp. ................................          (20,000)          80,000
PepsiAmericas Inc. ..........................          (50,000)         550,000
PepsiCo Inc. ................................          (83,000)         155,000
Pernod-Ricard SA ............................             (200)          56,000
Petroleo Brasileiro SA, ADR .................           (8,300)          46,700
Pfizer Inc. .................................          (20,000)         450,000
Precision Castparts Corp. ...................           (1,000)         104,000
Procter & Gamble Co. ........................         (285,000)          10,000
Proliance International Inc. ................          (60,000)         100,000
Qwest Communications International Inc. .....          (90,000)         450,000
Ralcorp Holdings Inc. .......................           (4,200)          64,000
Rank Group plc ..............................         (150,000)              --
Reckitt Benckiser Group plc .................           (2,000)          58,000
Regal Entertainment Group, Cl. A ............           (2,000)          10,000
Republic Services Inc. ......................           (1,800)          97,000
Rio Tinto plc ...............................           (5,000)          20,000
Roche Holding AG ............................           (3,300)          13,100
Rogers Communications Inc., Cl. B,
   New York .................................           (5,000)         495,690
Rollins Inc. ................................          (10,000)       1,090,000
Royal Philips Electronics NV ................           (3,000)          35,000
Saipem SpA ..................................          (13,000)          52,000
Sanofi-Aventis ..............................           (2,000)           8,000
Schering-Plough Corp. .......................          (10,000)         100,000
Schroders plc ...............................           (9,000)          36,000
Secom Co. Ltd. ..............................           (5,000)          20,000
Sensient Technologies Corp. .................          (15,000)         260,000
Six Flags Inc. ..............................          (45,000)              --
SMC Corp. ...................................           (1,600)           6,400
Smith & Nephew plc ..........................          (16,000)          64,000
Square Enix Holdings Co. Ltd. ...............           (4,800)          19,300
Standard Chartered plc ......................           (8,000)          32,000

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                         QUARTER ENDED DECEMBER 31, 2008
                                   (UNAUDITED)

                                                                  OWNERSHIP AT
                                                                  DECEMBER 31,
                                                    SHARES            2008
                                                --------------   --------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Standard Motor Products Inc., Sub. Deb. Cv ..       (1,000,000)              --
Straumann Holding AG ........................           (1,050)           4,200
Swire Pacific Ltd., Cl. A ...................          (13,800)          55,200
Syngenta AG .................................           (1,000)           4,000
Synthes Inc. ................................           (2,500)          10,000
Takeda Pharmaceutical Co. Ltd. ..............           (3,800)          15,200
Technip SA ..................................           (6,000)          24,000
Tele Norte Celular Participacoes SA,
   ADR (l) ..................................           (3,340)              --
Tele Norte Leste Participacoes SA, ADR ......           (2,554)         184,000
Tele2 AB, Cl. B .............................          (12,000)          48,000
Telecom Italia SpA ..........................         (440,000)       1,000,000
Telefonica SA, ADR ..........................          (20,000)         205,000
Telefonos de Mexico SAB de CV, Cl. L, ADR ...           (5,000)          55,000
Tesco plc ...................................          (22,000)          88,000
The Charles Schwab Corp. ....................           (1,500)          43,000
The Coca-Cola Co. ...........................          (85,000)         115,000
The DIRECTV Group Inc. ......................          (20,000)         440,000
The Dun & Bradstreet Corp. ..................           (3,000)          15,000
The New York Times Co., Cl. A ...............          (50,000)              --
The Phoenix Companies Inc. ..................           (5,000)         130,000
The St. Joe Co. .............................           (7,000)         138,000
The Swatch Group AG .........................           (7,500)          30,000
The Walt Disney Co. .........................          (22,000)          10,000
The Weir Group plc ..........................           (5,000)          90,000
Ticketmaster ................................          (20,000)              --
Tokai Carbon Co. Ltd. .......................          (33,000)         132,000
Toll Holdings Ltd. ..........................          (14,000)          56,000
Tootsie Roll Industries Inc. ................             (384)         122,000
Total SA ....................................           (4,800)          19,328
Triple Crown Media Inc. .....................          (20,200)              --
UnionBanCal Corp. (m) .......................         (250,000)              --
UnitedHealth Group Inc. .....................          (10,000)         115,000
Verizon Communications Inc. .................          (20,000)         160,000
Viacom Inc., Cl. A ..........................          (35,000)         320,000
Vivendi .....................................          (21,800)         432,100
Vodafone Group plc, ADR .....................           (5,000)          45,000
Waste Management Inc. .......................         (170,000)         330,000
Whole Foods Market Inc. .....................          (12,000)          32,000
William Demant Holding A/S ..................           (2,400)          79,600
Wm. Wrigley Jr. Co. (n) .....................         (390,000)              --
Wm. Wrigley Jr. Co., Cl. B (n) ..............          (42,500)              --
Woolworths Ltd. .............................          (14,600)          58,400
Wyeth .......................................          (10,000)          90,000
Xstrata plc .................................          (13,900)          55,766
Yahoo! Inc. .................................           (5,000)         185,000
Yahoo! Japan Corp. ..........................             (400)           1,600
YAKULT HONSHA Co. Ltd. ......................         (135,000)         415,000
Young Broadcasting Inc., Cl. A ..............          (80,000)              --

                                                                  OWNERSHIP AT
                                                   PRINCIPAL      DECEMBER 31,
                                                    AMOUNT            2008
                                                --------------   --------------
U.S. GOVERNMENT OBLIGATIONS
U.S. Treasury Note, 4.500%, 04/30/09 ........   $     (125,000)              --

----------
(a) Spin-off - 0.61126 share of British American Tobacco plc for every 1 share of Reinet Investments SCA.

(b) Spin-off - 0.25 share Brown-Forman Corp., Cl. B for every 1 share Brown-Forman Corp., Cl. A.

(c) Exchange - 1 share of Clearwire Corp., Cl. A for every 1 share of Clearwire Corp.

(d) Merger - 1 share of Compagnie Financiere Richemont SA, Cl. A (B3DCZF3) and 1 share of Reinet Investments SCA for every 1 share of Compagnie Financiere Richemont SA, Cl. A.

(e) Spin-off - 57.2 shares of Rolls-Royce Group plc, Cl. C for every 1 share of Rolls-Royce Group plc.

(f)  Reverse Split - 1:4.

(g)  Tender Offer - $37.00 for every 1 share.

(h)  Cash Merger - $70.00 for every 1 share.

(i) Merger - $18.60 cash plus 0.093 share of Ashland Inc. for every 1 share of Hercules Inc.

(j)  Tender Offer - $6.616939 for every 1 share.

(k)  Cash Merger - L3.28 for every 1 share.

(l)  Cash Exchange - $14.59482 for every 1 share.

(m)  Tender Offer - $73.50 for every 1 share.

(n)  Cash Merger - $80.00 for every 1 share.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
               COMMON STOCKS -- 94.7%
               FOOD AND BEVERAGE -- 12.0%
      68,000   Ajinomoto Co. Inc. ....................................   $      791,868   $      728,384
      32,000   Brown-Forman Corp., Cl. A .............................        1,556,972        1,619,840
       6,250   Brown-Forman Corp., Cl. B .............................          410,925          321,812
      72,300   Cadbury plc ...........................................          828,562          629,414
     120,000   Cadbury plc, ADR ......................................        5,698,877        4,280,400
      70,000   Campbell Soup Co. .....................................        1,928,257        2,100,700
      50,000   China Mengniu Dairy Co. Ltd. ..........................          138,064           65,031
      15,000   Coca-Cola Enterprises Inc. ............................          275,289          180,450
      57,000   Coca-Cola Hellenic Bottling Co. SA ....................          492,259          824,020
      10,000   Constellation Brands Inc., Cl. A+ .....................          193,731          157,700
      45,000   Corn Products International Inc. ......................          633,413        1,298,250
     300,000   Davide Campari-Milano SpA .............................        3,120,039        2,001,668
     180,000   Dean Foods Co.+ .......................................        3,957,950        3,234,600
      60,000   Del Monte Foods Co. ...................................          564,374          428,400
      64,000   Diageo plc ............................................          939,251          884,276
     204,000   Diageo plc, ADR .......................................        8,526,541       11,574,960
     130,600   Dr. Pepper Snapple Group Inc.+ ........................        3,234,965        2,122,250
      70,000   Flowers Foods Inc. ....................................          519,947        1,705,200
      97,000   Fomento Economico Mexicano SAB de CV, ADR .............        1,332,725        2,922,610
      25,000   General Mills Inc. ....................................        1,213,148        1,518,750
     200,000   Groupe Danone .........................................       10,262,457       12,004,448
     900,000   Grupo Bimbo SAB de CV, Cl. A ..........................        2,480,224        3,788,858
     100,000   H.J. Heinz Co. ........................................        3,532,093        3,760,000
      20,000   Hain Celestial Group Inc.+ ............................          267,663          381,800
      48,000   Heineken NV ...........................................        2,162,258        1,461,217
     175,000   ITO EN Ltd. ...........................................        4,124,961        2,552,124
      60,000   ITO EN Ltd., Preference ...............................        1,329,645          596,360
      16,000   Kellogg Co. ...........................................          574,418          701,600
      72,000   Kerry Group plc, Cl. A ................................          826,834        1,326,110
     130,000   Kraft Foods Inc., Cl. A ...............................        4,110,509        3,490,500
      11,500   LVMH Moet Hennessy Louis Vuitton SA ...................          397,547          763,629
      10,000   Meiji Seika Kaisha Ltd. ...............................           50,608           47,215
      70,000   Morinaga Milk Industry Co. Ltd. .......................          299,202          269,498
      49,000   Nestle SA .............................................        1,606,474        1,915,159
      80,000   Nissin Foods Holdings Co. Ltd. ........................        2,844,340        2,753,447
     550,000   PepsiAmericas Inc. ....................................       10,386,521       11,198,000
     155,000   PepsiCo Inc. ..........................................        7,483,104        8,489,350
      56,000   Pernod-Ricard SA ......................................        5,482,901        4,123,325
      64,000   Ralcorp Holdings Inc.+ ................................        1,243,785        3,737,600
      37,000   Remy Cointreau SA .....................................        2,143,700        1,523,923
     330,000   Sara Lee Corp. ........................................        5,273,525        3,230,700
      88,000   Tesco plc .............................................          774,066          455,480
     115,000   The Coca-Cola Co. .....................................        5,040,583        5,206,050
      70,000   The Hershey Co. .......................................        2,941,476        2,431,800
       2,000   The J.M. Smucker Co. ..................................           52,993           86,720
     122,000   Tootsie Roll Industries Inc. ..........................        1,558,589        3,124,420
     140,000   Tyson Foods Inc., Cl. A ...............................        1,805,240        1,226,400
     415,000   YAKULT HONSHA Co. Ltd. ................................       11,645,098        8,739,493
                                                                         --------------   --------------
                                                                            127,057,971      127,983,941
                                                                         --------------   --------------
               ENERGY AND UTILITIES -- 8.4%
       5,000   AGL Resources Inc. ....................................           88,898          156,750
      68,000   Allegheny Energy Inc. .................................        1,081,525        2,302,480
      70,000   Apache Corp. ..........................................        2,728,670        5,217,100
      80,000   BP plc ................................................          991,715          605,006

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
     247,000   BP plc, ADR ...........................................   $   15,155,797   $   11,544,780
      61,900   CH Energy Group Inc. ..................................        2,552,443        3,181,041
      65,000   CMS Energy Corp. ......................................          416,572          657,150
     315,000   ConocoPhillips ........................................       19,291,860       16,317,000
      70,000   Constellation Energy Group Inc. .......................        2,067,062        1,756,300
       2,800   Diamond Offshore Drilling Inc. ........................          313,674          165,032
      60,000   DPL Inc. ..............................................        1,411,620        1,370,400
      12,000   DTE Energy Co. ........................................          531,798          428,040
     200,000   Duke Energy Corp. .....................................        3,620,407        3,002,000
     300,000   El Paso Corp. .........................................        3,694,589        2,349,000
     265,000   El Paso Electric Co.+ .................................        4,404,805        4,793,850
      78,000   Exxon Mobil Corp. .....................................        2,685,692        6,226,740
      25,000   FPL Group Inc. ........................................          951,662        1,258,250
      36,000   Galp Energia SGPS SA, Cl. B ...........................          965,430          359,299
      68,480   Great Plains Energy Inc. ..............................        1,775,002        1,323,718
     220,000   Halliburton Co. .......................................        4,034,029        3,999,600
      25,600   Imperial Oil Ltd. .....................................        1,010,170          850,015
      20,000   Marathon Oil Corp. ....................................          242,414          547,200
      10,000   Mirant Corp.+ .........................................          192,014          188,700
     140,000   Mirant Corp., Escrow+ (a) .............................                0                0
       2,000   Niko Resources Ltd., New York .........................          110,842           68,838
       1,000   Niko Resources Ltd., Toronto ..........................           55,421           34,419
      10,000   NiSource Inc. .........................................          215,500          109,700
     215,000   Northeast Utilities ...................................        4,161,436        5,172,900
      19,000   Oceaneering International Inc.+ .......................          512,207          553,660
       1,500   PetroChina Co. Ltd., ADR ..............................          105,964          133,470
      46,700   Petroleo Brasileiro SA, ADR ...........................          874,713        1,143,683
     100,000   Progress Energy Inc., CVO+ (a) ........................           52,000           33,000
     200,000   Rowan Companies Inc. ..................................        7,306,068        3,180,000
      52,000   Saipem SpA ............................................        1,059,541          854,379
       5,000   SJW Corp. .............................................           68,704          149,700
      20,000   Southwest Gas Corp. ...................................          451,132          504,400
     130,000   Spectra Energy Corp. ..................................        3,274,110        2,046,200
      60,000   The AES Corp.+ ........................................          342,617          494,400
      19,328   Total SA ..............................................        1,176,490        1,045,388
      10,000   Transocean Ltd.+ ......................................          782,489          472,500
     270,000   Westar Energy Inc. ....................................        4,552,840        5,537,700
                                                                         --------------   --------------
                                                                             95,309,922       90,133,788
                                                                         --------------   --------------
               FINANCIAL SERVICES -- 7.7%
       2,200   Allianz SE ............................................          433,950          229,358
     560,000   American Express Co. ..................................       26,496,577       10,388,000
     100,000   American International Group Inc. .....................          327,750          157,000
       6,000   Ameriprise Financial Inc. .............................          174,632          140,160
      19,452   Argo Group International Holdings Ltd.+ ...............          752,879          659,812
     126,900   AXA Asia Pacific Holdings Ltd. ........................          758,929          437,064
      90,000   Banco Santander SA, ADR ...............................          322,130          854,100
         137   Berkshire Hathaway Inc., Cl. A+ .......................          401,727       13,234,200
      10,000   Calamos Asset Management Inc., Cl. A ..................          155,620           74,000
     300,000   Citigroup Inc. ........................................        7,301,605        2,013,000
     150,000   Commerzbank AG, ADR ...................................        2,981,150        1,456,500
     148,000   Deutsche Bank AG ......................................       12,095,676        6,022,120
      50,000   Federal National Mortgage Association .................           49,750           38,000
      20,000   Fortress Investment Group LLC, Cl. A ..................          176,151           20,000

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      20,000   H&R Block Inc. ........................................   $      329,930   $      454,400
      25,000   Interactive Brokers Group Inc., Cl. A+ ................          687,185          447,250
     200,000   Janus Capital Group Inc. ..............................        3,490,021        1,606,000
      70,088   JPMorgan Chase & Co. ..................................        2,006,316        2,209,875
     180,000   Legg Mason Inc. .......................................        6,358,132        3,943,800
     132,000   Leucadia National Corp.+ ..............................        1,652,339        2,613,600
       5,000   Loews Corp. ...........................................          183,078          141,250
     260,000   Marsh & McLennan Companies Inc. .......................        8,004,551        6,310,200
      65,000   Moody's Corp. .........................................        3,235,338        1,305,850
      22,000   Och-Ziff Capital Management Group LLC, Cl. A ..........          214,559          113,300
       2,500   Prudential Financial Inc. .............................           68,750           75,650
      36,000   Schroders plc .........................................          885,171          444,093
      32,000   Standard Chartered plc ................................          753,763          402,571
      80,000   State Street Corp. ....................................        4,001,480        3,146,400
      20,000   SunTrust Banks Inc. ...................................          419,333          590,800
     150,000   T. Rowe Price Group Inc. ..............................        4,610,820        5,316,000
       5,000   The Allstate Corp. ....................................          209,064          163,800
     154,038   The Bank of New York Mellon Corp. .....................        5,249,704        4,363,896
      10,000   The Blackstone Group LP ...............................          156,323           65,300
      43,000   The Charles Schwab Corp. ..............................          628,337          695,310
      15,000   The Dun & Bradstreet Corp. ............................          353,346        1,158,000
     130,000   The Phoenix Companies Inc. ............................        1,784,449          425,100
       3,000   The Travelers Companies Inc. ..........................          113,277          135,600
          66   Tree.com Inc.+ ........................................              538              172
     100,000   Wachovia Corp. ........................................          321,730          554,000
     100,000   Waddell & Reed Financial Inc., Cl. A ..................        2,058,579        1,546,000
     280,000   Wells Fargo & Co. .....................................        8,659,774        8,254,400
                                                                         --------------   --------------
                                                                            108,864,413       82,205,931
                                                                         --------------   --------------
               CABLE AND SATELLITE -- 6.2%
   1,510,000   Cablevision Systems Corp., Cl. A ......................       31,995,082       25,428,400
     110,000   Comcast Corp., Cl. A, Special .........................          658,947        1,776,500
     125,000   DISH Network Corp., Cl. A+ ............................        3,479,676        1,386,250
      26,740   EchoStar Corp., Cl. A+ ................................          841,442          397,624
     176,770   Liberty Global Inc., Cl. A+ ...........................        2,780,875        2,814,178
     139,001   Liberty Global Inc., Cl. C+ ...........................        2,941,276        2,110,035
     495,690   Rogers Communications Inc., Cl. B, New York ...........        4,053,956       14,910,355
      19,310   Rogers Communications Inc., Cl. B, Toronto ............          137,424          572,339
     125,000   Scripps Networks Interactive Inc., Cl. A ..............        4,016,039        2,750,000
     160,000   Shaw Communications Inc., Cl. B, New York .............          329,198        2,828,800
      40,000   Shaw Communications Inc., Cl. B, Toronto ..............           52,983          700,203
     440,000   The DIRECTV Group Inc.+ ...............................       11,196,558       10,080,400
                                                                         --------------   --------------
                                                                             62,483,456       65,755,084
                                                                         --------------   --------------
               DIVERSIFIED INDUSTRIAL -- 6.1%
       4,000   Acuity Brands Inc. ....................................          102,010          139,640
     160,000   Ampco-Pittsburgh Corp. ................................        2,094,820        3,472,000
     155,000   Baldor Electric Co. ...................................        5,270,000        2,766,750
      19,200   Bayer AG ..............................................          807,750        1,108,924
      16,000   Bouygues SA ...........................................          796,366          671,671
     225,000   Cooper Industries Ltd., Cl. A .........................        6,075,292        6,576,750
     260,000   Crane Co. .............................................        5,942,015        4,482,400
      62,000   CRH plc ...............................................          863,592        1,538,365

   SHARES/                                                                                    MARKET
    UNITS                                                                     COST             VALUE
------------                                                             --------------   --------------
     170,000   General Electric Co. ..................................   $    5,266,590   $    2,754,000
     190,000   Greif Inc., Cl. A .....................................        2,309,052        6,351,700
      18,000   Greif Inc., Cl. B .....................................          559,808          612,000
     450,000   Honeywell International Inc. ..........................       15,285,048       14,773,500
     250,000   ITT Corp. .............................................        6,493,529       11,497,500
      32,000   Mitsui & Co. Ltd. .....................................          739,391          318,058
     100,000   Park-Ohio Holdings Corp.+ .............................        1,062,045          617,000
       1,000   Pentair Inc. ..........................................           31,908           23,670
      19,000   Sulzer AG .............................................          403,775        1,071,076
      55,200   Swire Pacific Ltd., Cl. A .............................          622,328          379,980
      24,000   Technip SA ............................................        1,681,134          727,606
      70,000   Trinity Industries Inc. ...............................          899,679        1,103,200
     210,000   Tyco International Ltd. ...............................       10,072,720        4,536,000
                                                                         --------------   --------------
                                                                             67,378,852       65,521,790
                                                                         --------------   --------------
               TELECOMMUNICATIONS -- 5.8%
      65,000   BCE Inc. ..............................................        1,607,838        1,331,850
      16,000   Bell Aliant Regional Communications
                  Income Fund (a)(b) .................................          510,683          305,225
      30,000   Brasil Telecom Participacoes SA, ADR ..................        1,743,257        1,158,900
   1,700,000   BT Group plc ..........................................        7,029,679        3,304,531
   7,040,836   Cable & Wireless Jamaica Ltd.+ (c) ....................          128,658           44,282
     888,300   Cincinnati Bell Inc.+ .................................        6,008,340        1,714,419
     170,000   Deutsche Telekom AG, ADR ..............................        2,806,557        2,601,000
       3,394   FairPoint Communications Inc. .........................           32,949           11,132
       5,000   France Telecom SA, ADR ................................          146,305          140,350
      50,000   Frontier Communications Corp. .........................          734,000          437,000
      32,000   Hellenic Telecommunications Organization SA ...........          704,508          529,330
       8,500   Hellenic Telecommunications Organization SA, ADR ......           90,649           70,635
     100,000   Koninklijke KPN NV ....................................          232,728        1,442,869
      12,000   Orascom Telecom Holding SAE, GDR ......................          842,050          331,613
     450,000   Qwest Communications International Inc. ...............        1,756,816        1,638,000
     750,000   Sprint Nextel Corp.+ ..................................       13,023,006        1,372,500
     184,000   Tele Norte Leste Participacoes SA, ADR ................        2,443,834        2,561,280
      48,000   Tele2 AB, Cl. B .......................................          804,719          418,819
      48,000   Telecom Argentina SA, ADR+ ............................          369,540          364,800
   1,000,000   Telecom Italia SpA ....................................        4,090,270        1,598,554
     205,000   Telefonica SA, ADR ....................................        9,753,929       13,814,950
      55,000   Telefonos de Mexico SAB de CV, Cl. L, ADR .............          250,894        1,151,700
     265,000   Telephone & Data Systems Inc. .........................       12,354,090        8,413,750
     360,000   Telephone & Data Systems Inc., Special ................       15,809,811       10,116,000
      60,000   Telmex Internacional SAB de CV, ADR ...................          187,288          681,600
      15,000   TELUS Corp. ...........................................          280,203          451,640
     160,000   Verizon Communications Inc. ...........................        5,797,745        5,424,000
       5,169   Windstream Corp. ......................................           19,996           47,555
                                                                         --------------   --------------
                                                                             89,560,342       61,478,284
                                                                         --------------   --------------
               HEALTH CARE -- 5.4%
       4,000   Abbott Laboratories ...................................          152,046          213,480
     135,000   Advanced Medical Optics Inc.+ .........................        3,546,626          892,350
      14,046   Allergan Inc. .........................................          655,380          566,335

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE (CONTINUED)
      51,000   Amgen Inc.+ ...........................................   $    2,981,404   $    2,945,250
      15,346   AstraZeneca plc .......................................          761,070          595,758
      17,000   Baxter International Inc. .............................          996,870          911,030
       2,000   Becton Dickinson & Co. ................................          174,354          136,780
      35,000   Biogen Idec Inc.+ .....................................          806,669        1,667,050
     120,000   Boston Scientific Corp.+ ..............................        1,655,930          928,800
      85,000   Bristol-Myers Squibb Co. ..............................        2,152,363        1,976,250
       2,000   Cephalon Inc.+ ........................................          152,351          154,080
       9,600   Cochlear Ltd. .........................................          431,782          370,798
      20,000   Covidien Ltd. .........................................          876,365          724,800
      36,036   GlaxoSmithKline plc ...................................        1,111,118          665,511
       4,000   GlaxoSmithKline plc, ADR ..............................          216,096          149,080
      30,000   Henry Schein Inc.+ ....................................          764,324        1,100,700
      18,000   Hospira Inc.+ .........................................          635,417          482,760
     105,000   Johnson & Johnson .....................................        6,821,167        6,282,150
      80,000   Life Technologies Corp.+ ..............................        2,065,234        1,864,800
      85,000   Merck & Co. Inc. ......................................        3,158,470        2,584,000
      10,000   Nobel Biocare Holding AG ..............................          286,712          201,250
      31,200   Novartis AG ...........................................        1,661,323        1,544,830
      98,000   Novartis AG, ADR ......................................        4,369,878        4,876,480
     450,000   Pfizer Inc. ...........................................       11,897,037        7,969,500
      13,100   Roche Holding AG ......................................        2,066,711        2,000,047
       8,000   Sanofi-Aventis ........................................          717,112          504,865
     100,000   Schering-Plough Corp. .................................        1,707,438        1,703,000
      64,000   Smith & Nephew plc ....................................          611,868          403,491
      50,000   SSL International plc .................................          439,178          355,844
       4,200   Straumann Holding AG ..................................          870,588          731,996
      10,000   Synthes Inc. ..........................................        1,197,005        1,253,347
      15,200   Takeda Pharmaceutical Co. Ltd. ........................          689,373          778,025
     115,000   UnitedHealth Group Inc. ...............................        5,470,701        3,059,000
      79,600   William Demant Holding A/S+ ...........................        3,610,621        3,248,130
      90,000   Wyeth .................................................        3,565,970        3,375,900
       3,500   Zimmer Holdings Inc.+ .................................          206,742          141,470
                                                                         --------------   --------------
                                                                             69,483,293       57,358,937
                                                                         --------------   --------------
               ENTERTAINMENT -- 5.3%
     110,000   Aruze Corp. ...........................................        3,345,171        1,089,686
      32,000   Canal+ Groupe .........................................           34,011          183,264
       2,002   Chestnut Hill Ventures+ (a) ...........................           54,500           67,427
     134,500   Discovery Communications Inc., Cl. A+ .................        2,306,045        1,904,520
     134,500   Discovery Communications Inc., Cl. C+ .................        1,609,881        1,800,955
       3,000   DreamWorks Animation SKG Inc., Cl. A+ .................           68,959           75,780
     690,000   Grupo Televisa SA, ADR ................................        8,053,491       10,308,600
     430,000   Liberty Media Corp. - Entertainment, Cl. A+ ...........        8,493,064        7,516,400
         125   Live Nation Inc.+ .....................................            1,296              718
      65,341   Macrovision Solutions Corp.+ ..........................        1,341,728          826,564
     110,000   Pinnacle Entertainment Inc.+ ..........................          532,805          844,800
      10,000   Regal Entertainment Group, Cl. A ......................          134,259          102,100
      10,000   The Walt Disney Co. ...................................          164,934          226,900
     920,000   Time Warner Inc. ......................................       19,618,517        9,255,200
     122,000   Tokyo Broadcasting System Inc. ........................        3,603,992        1,835,720
     320,000   Viacom Inc., Cl. A+ ...................................       15,057,981        6,438,400
     432,100   Vivendi ...............................................       13,327,675       13,973,876
                                                                         --------------   --------------
                                                                             77,748,309       56,450,910
                                                                         --------------   --------------
               EQUIPMENT AND SUPPLIES -- 4.2%
     254,000   AMETEK Inc. ...........................................        4,284,352        7,673,340
       4,000   Amphenol Corp., Cl. A .................................           14,775           95,920

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
      94,000   CIRCOR International Inc. .............................   $      974,241   $    2,585,000
     193,000   Donaldson Co. Inc. ....................................        2,982,411        6,494,450
      50,000   Fedders Corp.+ (a) ....................................           71,252                0
     150,000   Flowserve Corp. .......................................        5,544,523        7,725,000
      23,000   Franklin Electric Co. Inc. ............................          250,434          646,530
      95,000   Gerber Scientific Inc.+ ...............................          999,244          485,450
      80,000   GrafTech International Ltd.+ ..........................          809,606          665,600
     318,000   IDEX Corp. ............................................        7,631,663        7,679,700
      40,000   Ingersoll-Rand Co. Ltd., Cl. A ........................          855,378          694,000
     102,000   Lufkin Industries Inc. ................................          990,973        3,519,000
      11,000   Mueller Industries Inc. ...............................          485,034          275,880
       2,000   Sealed Air Corp. ......................................           17,404           29,880
      75,000   Tenaris SA, ADR .......................................        3,308,011        1,573,500
       4,000   The Manitowoc Co. Inc. ................................           25,450           34,640
      90,000   The Weir Group plc ....................................          378,710          401,133
     190,000   Watts Water Technologies Inc., Cl. A ..................        2,957,983        4,744,300
                                                                         --------------   --------------
                                                                             32,581,444       45,323,323
                                                                         --------------   --------------
               CONSUMER PRODUCTS -- 3.9%
      75,000   Avon Products Inc. ....................................        2,108,560        1,802,250
      66,182   British American Tobacco plc ..........................        1,941,437        1,712,761
      35,600   Christian Dior SA .....................................        2,542,238        1,991,798
      12,000   Church & Dwight Co. Inc. ..............................           79,628          673,440
      12,000   Clorox Co. ............................................          667,921          666,720
     120,000   Eastman Kodak Co. .....................................        1,529,603          789,600
     110,000   Energizer Holdings Inc.+ ..............................        4,823,303        5,955,400
      78,000   Fortune Brands Inc. ...................................        4,736,771        3,219,840
       2,000   Givaudan SA ...........................................          550,742        1,560,577
      60,000   Hanesbrands Inc.+ .....................................        1,376,148          765,000
      32,000   Harley-Davidson Inc. ..................................        1,486,605          543,040
         160   Japan Tobacco Inc. ....................................          891,860          520,684
       4,000   Jarden Corp.+ .........................................           91,909           46,000
       8,000   Mattel Inc. ...........................................          144,000          128,000
      16,000   National Presto Industries Inc. .......................          524,551        1,232,000
      10,000   Oil-Dri Corp. of America ..............................          171,255          187,500
      80,000   Pactiv Corp.+ .........................................          828,772        1,990,400
      10,000   Procter & Gamble Co. ..................................          438,500          618,200
      58,000   Reckitt Benckiser Group plc ...........................        1,787,176        2,149,786
      33,000   Svenska Cellulosa AB, Cl. B ...........................          450,176          278,549
   1,000,000   Swedish Match AB ......................................       11,131,012       14,131,349
      30,000   The Swatch Group AG ...................................        1,684,101          803,307
                                                                         --------------   --------------
                                                                             39,986,268       41,766,201
                                                                         --------------   --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.0%
       2,000   BERU AG ...............................................          210,290          205,727
      86,000   BorgWarner Inc. .......................................        1,126,424        1,872,220
     173,000   CLARCOR Inc. ..........................................        1,433,218        5,740,140
      82,500   Earl Scheib Inc.+ .....................................          644,854           51,150
     300,000   Genuine Parts Co. .....................................       10,831,178       11,358,000
     200,000   Johnson Controls Inc. .................................        4,137,496        3,632,000
     135,000   Midas Inc.+ ...........................................        1,878,589        1,416,150
     330,000   Modine Manufacturing Co. ..............................        8,213,644        1,607,100
     160,000   O'Reilly Automotive Inc.+ .............................        4,667,399        4,918,400
     100,000   Proliance International Inc.+ .........................          573,231           36,000
     175,000   Standard Motor Products Inc. ..........................        1,873,526          605,500
      35,000   Superior Industries International Inc. ................          822,800          368,200
                                                                         --------------   --------------
                                                                             36,412,649       31,810,587
                                                                         --------------   --------------
               PUBLISHING -- 2.4%
      10,000   Idearc Inc. ...........................................            1,041              850
   1,825,300   Il Sole 24 Ore ........................................       15,304,545        5,759,565
     348,266   Independent News & Media plc ..........................          663,968          203,325
     250,000   Media General Inc., Cl. A .............................       14,458,909          437,500

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

   SHARES/                                                                                    MARKET
    UNITS                                                                     COST             VALUE
------------                                                             --------------   --------------
               COMMON STOCKS (CONTINUED)
               PUBLISHING (CONTINUED)
     122,000   Meredith Corp. ........................................   $    5,066,964   $    2,088,640
   1,430,000   News Corp., Cl. A .....................................       18,529,673       12,998,700
      20,000   News Corp., Cl. B .....................................          186,274          191,600
      66,585   Seat Pagine Gialle SpA+ ...............................          177,139            5,378
      50,333   The E.W. Scripps Co., Cl. A ...........................          375,680          111,236
     182,000   The McGraw-Hill Companies Inc. ........................        7,122,447        4,220,580
                                                                         --------------   --------------
                                                                             61,886,640       26,017,374
                                                                         --------------   --------------
               BUSINESS SERVICES -- 2.3%
       6,000   ACCO Brands Corp.+ ....................................           77,008           20,700
      16,850   Ascent Media Corp., Cl. A+ ............................          523,580          368,004
     310,000   BPW Acquisition Corp.+ ................................        3,097,250        2,821,000
      24,400   Canon Inc. ............................................        1,096,003          745,593
     110,000   Clear Channel Outdoor Holdings Inc., Cl. A+ ...........        1,961,320          676,500
     186,554   Contax Participacoes SA, ADR ..........................           76,632          139,916
     100,000   Diebold Inc. ..........................................        3,841,978        2,809,000
     200,000   G4S plc ...............................................                0          589,479
       1,000   Hertz Global Holdings Inc.+ ...........................            7,031            5,070
      48,000   Jardine Matheson Holdings Ltd. ........................        1,179,013          888,000
      92,000   Landauer Inc. .........................................        2,498,708        6,743,600
      39,500   MasterCard Inc., Cl. A ................................        1,593,825        5,645,735
      50,000   Monster Worldwide Inc.+ ...............................        1,145,594          604,500
      72,500   Nashua Corp.+ .........................................          656,628          380,625
      20,000   Secom Co. Ltd. ........................................          871,059        1,014,892
     265,000   The Interpublic Group of Companies Inc.+ ..............        2,478,784        1,049,400
       8,000   Visa Inc., Cl. A ......................................          352,000          419,600
                                                                         --------------   --------------
                                                                             21,456,413       24,921,614
                                                                         --------------   --------------
               CONSUMER SERVICES -- 2.1%
     100,000   IAC/InterActiveCorp.+ .................................        2,555,272        1,573,000
     210,000   Liberty Media Corp. - Interactive, Cl. A+ .............        4,593,199          655,200
   1,090,000   Rollins Inc. ..........................................       11,170,177       19,707,200
                                                                         --------------   --------------
                                                                             18,318,648       21,935,400
                                                                         --------------   --------------
               AVIATION: PARTS AND SERVICES -- 1.8%
     350,000   Curtiss-Wright Corp. ..................................        4,965,900       11,686,500
     250,000   GenCorp Inc.+ .........................................        2,734,011          920,000
     104,000   Precision Castparts Corp. .............................        5,728,725        6,185,920
     160,000   The Fairchild Corp., Cl. A+ ...........................          543,870           48,000
                                                                         --------------   --------------
                                                                             13,972,506       18,840,420
                                                                         --------------   --------------
               RETAIL -- 1.7%
     180,000   AutoNation Inc.+ ......................................        1,951,054        1,778,400
       1,000   AutoZone Inc.+ ........................................           87,930          139,470
      40,000   Coldwater Creek Inc.+ .................................          157,162          114,000
      55,200   Compagnie Financiere Richemont SA, Cl. A ..............        1,243,853        1,051,774
      40,000   Costco Wholesale Corp. ................................        1,868,913        2,100,000
      75,000   CVS Caremark Corp. ....................................        2,782,778        2,155,500
      10,108   Denny's Corp.+ ........................................           14,357           20,115
      17,200   Hennes & Mauritz AB, Cl. B ............................          742,807          664,471
      30,000   HSN Inc.+ .............................................          530,083          218,100
     150,000   Macy's Inc. ...........................................        3,455,543        1,552,500
      50,000   Sally Beauty Holdings Inc.+ ...........................          416,927          284,500
      50,000   SUPERVALU Inc. ........................................        1,453,171          730,000
     225,000   The Great Atlantic & Pacific Tea Co. Inc.+ ............        4,663,767        1,410,750

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
      50,000   Wal-Mart Stores Inc. ..................................   $    2,439,000   $    2,803,000
      90,000   Walgreen Co. ..........................................        3,188,463        2,220,300
      32,000   Whole Foods Market Inc. ...............................          805,826          302,080
      58,400   Woolworths Ltd. .......................................          862,777        1,085,907
                                                                         --------------   --------------
                                                                             26,664,411       18,630,867
                                                                         --------------   --------------
               MACHINERY -- 1.7%
      20,000   Caterpillar Inc. ......................................          136,559          893,400
      13,600   CNH Global NV .........................................          720,020          212,160
     435,000   Deere & Co. ...........................................       12,737,846       16,669,200
       6,400   SMC Corp. .............................................          826,649          642,471
                                                                         --------------   --------------
                                                                             14,421,074       18,417,231
                                                                         --------------   --------------
               SPECIALTY CHEMICALS -- 1.7%
      13,000   Ashland Inc. ..........................................          217,620          136,630
       5,400   Ciba Holding AG, ADR ..................................            4,285          123,228
      30,000   E.I. du Pont de Nemours and Co. .......................        1,263,365          759,000
     350,000   Ferro Corp. ...........................................        7,353,490        2,467,500
       4,000   FMC Corp. .............................................          136,430          178,920
      45,000   H.B. Fuller Co. .......................................          620,163          724,950
      70,000   International Flavors & Fragrances Inc. ...............        3,296,486        2,080,400
     291,018   Omnova Solutions Inc.+ ................................        1,910,452          189,162
      40,000   Rohm and Haas Co. .....................................        1,950,695        2,471,600
     260,000   Sensient Technologies Corp. ...........................        4,760,885        6,208,800
     132,000   Tokai Carbon Co. Ltd. .................................          543,332          538,776
     100,000   Zep Inc. ..............................................        1,293,508        1,931,000
                                                                         --------------   --------------
                                                                             23,350,711       17,809,966
                                                                         --------------   --------------
               AEROSPACE -- 1.5%
     102,000   Boeing Co. ............................................        6,077,497        4,352,340
      32,640   Finmeccanica SpA ......................................          843,311          494,092
      25,899   Kaman Corp. ...........................................          586,549          469,549
       8,000   Lockheed Martin Corp. .................................          468,720          672,640
      85,000   Northrop Grumman Corp. ................................        4,892,048        3,828,400
   1,200,000   Rolls-Royce Group plc+ ................................        9,166,092        5,788,394
  68,640,000   Rolls-Royce Group plc, Cl. C+ .........................          107,024           98,687
                                                                         --------------   --------------
                                                                             22,141,241       15,704,102
                                                                         --------------   --------------
               WIRELESS COMMUNICATIONS -- 1.3%
      95,000   America Movil SAB de CV, Cl. L, ADR ...................        1,335,987        2,944,050
      52,000   China Mobile Ltd. .....................................          637,345          521,999
      14,000   Clearwire Corp., Cl. A+ ...............................          250,895           69,020
       1,700   NTT DoCoMo Inc. .......................................        3,438,005        3,308,108
       5,087   Telemig Celular Participacoes SA, ADR .................          147,017          152,559
      32,165   Tim Participacoes SA, ADR .............................          390,212          401,741
     115,400   United States Cellular Corp.+ .........................        5,343,392        4,989,896
      44,377   Vivo Participacoes SA, ADR ............................        2,262,222          556,488
      45,000   Vodafone Group plc, ADR ...............................        1,223,275          919,800
                                                                         --------------   --------------
                                                                             15,028,350       13,863,661
                                                                         --------------   --------------
               AGRICULTURE -- 1.3%
     340,000   Archer-Daniels-Midland Co. ............................        7,725,192        9,802,200
      31,000   Monsanto Co. ..........................................        1,451,491        2,180,850
       4,000   Syngenta AG ...........................................        1,197,594          753,136
      15,000   Syngenta AG, ADR ......................................          189,981          587,100
      10,000   The Mosaic Co. ........................................          176,051          346,000
                                                                         --------------   --------------
                                                                             10,740,309       13,669,286
                                                                         --------------   --------------
               METALS AND MINING -- 1.3%
      65,000   Alcoa Inc. ............................................        1,385,315          731,900
      24,030   Anglo American plc ....................................          943,612          534,131

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
               COMMON STOCKS (CONTINUED)
               METALS AND MINING (CONTINUED)
      88,000   Barrick Gold Corp. ....................................   $    2,576,640   $    3,235,760
      16,000   BHP Billiton Ltd. .....................................          673,778          339,564
       4,000   Freeport-McMoRan Copper & Gold Inc. ...................          102,895           97,760
      35,000   Harmony Gold Mining Co. Ltd.+ .........................          176,902          369,876
      35,000   Harmony Gold Mining Co. Ltd., ADR+ ....................          460,008          383,950
      20,000   Impala Platinum Holdings Ltd. .........................          789,714          292,050
      75,000   Ivanhoe Mines Ltd.+ ...................................          560,208          202,500
      52,000   New Hope Corp. Ltd. ...................................           70,252          125,077
     155,000   Newmont Mining Corp. ..................................        4,747,145        6,308,500
      20,000   Rio Tinto plc .........................................        1,222,126          428,450
      55,766   Xstrata plc ...........................................        1,281,816          513,137
                                                                         --------------   --------------
                                                                             14,990,411       13,562,655
                                                                         --------------   --------------
               ENVIRONMENTAL SERVICES -- 1.2%
      97,000   Republic Services Inc. ................................          905,229        2,404,630
     330,000   Waste Management Inc. .................................        8,005,033       10,936,200
                                                                         --------------   --------------
                                                                              8,910,262       13,340,830
                                                                         --------------   --------------
               HOTELS AND GAMING -- 1.2%
       2,500   Accor SA ..............................................          167,938          122,011
     200,000   Gaylord Entertainment Co.+ ............................        5,147,797        2,168,000
      45,000   Interval Leisure Group Inc.+ ..........................          876,000          242,550
   1,100,058   Ladbrokes plc .........................................       11,258,708        2,925,982
      40,000   Las Vegas Sands Corp.+ ................................          508,828          237,200
   3,900,000   Mandarin Oriental International Ltd. ..................        7,272,574        3,841,500
     155,000   MGM Mirage+ ...........................................        9,710,063        2,132,800
      44,000   Orient-Express Hotels Ltd., Cl. A .....................        1,003,821          337,040
      34,000   Starwood Hotels & Resorts Worldwide Inc. ..............          520,597          608,600
     140,000   The Hongkong & Shanghai Hotels Ltd. ...................          110,578          105,855
       1,000   Wynn Resorts Ltd.+ ....................................           45,383           42,260
                                                                         --------------   --------------
                                                                             36,622,287       12,763,798
                                                                         --------------   --------------
               ELECTRONICS -- 1.0%
       6,000   Advanced Micro Devices Inc.+ ..........................           57,915           12,960
      16,000   Bel Fuse Inc., Cl. A ..................................          500,167          288,640
      11,200   Fanuc Ltd. ............................................        1,145,649          777,143
       5,000   Hitachi Ltd., ADR .....................................          347,376          195,700
     180,000   Intel Corp. ...........................................        3,637,892        2,638,800
       4,720   Keyence Corp. .........................................          960,847          947,645
      80,000   LSI Corp.+ ............................................          474,386          263,200
      20,000   Molex Inc., Cl. A .....................................          519,697          259,000
       7,500   NEC Corp., ADR ........................................           43,625           33,938
      35,000   Royal Philips Electronics NV ..........................           48,221          695,450
     265,000   Texas Instruments Inc. ................................        6,407,535        4,112,800
      62,000   Tyco Electronics Ltd. .................................        2,392,821        1,005,020
                                                                         --------------   --------------
                                                                             16,536,131       11,230,296
                                                                         --------------   --------------
               COMMUNICATIONS EQUIPMENT -- 1.0%
     480,000   Corning Inc. ..........................................        4,124,295        4,574,400
      90,000   Motorola Inc. .........................................        1,024,871          398,700
         100   Nortel Networks Corp.+ ................................              688               26
     250,000   Thomas & Betts Corp.+ .................................        8,254,260        6,005,000
                                                                         --------------   --------------
                                                                             13,404,114       10,978,126
                                                                         --------------   --------------

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
               AUTOMOTIVE -- 0.6%
     330,000   General Motors Corp. ..................................   $    6,180,347   $    1,056,000
     125,000   Navistar International Corp.+ .........................        3,272,936        2,672,500
      96,750   PACCAR Inc. ...........................................          431,444        2,767,050
                                                                         --------------   --------------
                                                                              9,884,727        6,495,550
                                                                         --------------   --------------
               TRANSPORTATION -- 0.6%
     100,000   AMR Corp.+ ............................................        1,924,248        1,067,000
     165,000   GATX Corp. ............................................        4,548,661        5,110,050
      15,000   Grupo TMM SA, Cl. A, ADR+ .............................           70,729           10,650
      56,000   Toll Holdings Ltd. ....................................          542,075          240,896
                                                                         --------------   --------------
                                                                              7,085,713        6,428,596
                                                                         --------------   --------------
               REAL ESTATE -- 0.6%
       2,000   Brookfield Asset Management Inc., Cl. A ...............           70,670           30,540
      56,000   Cheung Kong (Holdings) Ltd. ...........................          658,818          529,638
      55,500   Griffin Land & Nurseries Inc. .........................          529,368        2,045,730
     138,000   The St. Joe Co.+ ......................................        7,982,868        3,356,160
                                                                         --------------   --------------
                                                                              9,241,724        5,962,068
                                                                         --------------   --------------
               COMPUTER SOFTWARE AND SERVICES -- 0.5%
       8,000   Alibaba.com Ltd.+ .....................................           13,935            5,760
      10,000   Check Point Software Technologies Ltd.+ ...............          169,874          189,900
      50,000   NCR Corp.+ ............................................        1,282,708          707,000
      30,000   Rockwell Automation Inc. ..............................        1,406,205          967,200
      19,300   Square Enix Holdings Co. Ltd. .........................          519,618          612,107
      25,256   Telecom Italia Media SpA+ .............................           26,868            3,100
     185,000   Yahoo! Inc.+ ..........................................        5,607,536        2,257,000
       1,600   Yahoo! Japan Corp. ....................................          603,852          644,236
                                                                         --------------   --------------
                                                                              9,630,596        5,386,303
                                                                         --------------   --------------
               BROADCASTING -- 0.5%
      76,000   British Sky Broadcasting Group plc ....................          883,006          524,492
     410,000   CBS Corp., Cl. A ......................................       12,823,068        3,378,400
      20,343   Citadel Broadcasting Corp.+ ...........................           29,042            3,255
       2,000   Cogeco Inc. ...........................................           39,014           40,340
      25,334   Corus Entertainment Inc., Cl. B, New York .............           46,981          290,581
       6,666   Corus Entertainment Inc., Cl. B, Toronto ..............           12,406           75,435
     110,000   Gray Television Inc. ..................................          721,003           44,000
      23,000   Gray Television Inc., Cl. A ...........................          274,444           13,340
      77,000   Liberty Media Corp. - Capital, Cl. A+ .................          990,182          362,670
      70,000   LIN TV Corp., Cl. A+ ..................................          685,615           76,300
     100,000   Television Broadcasts Ltd. ............................          396,239          325,798
                                                                         --------------   --------------
                                                                             16,901,000        5,134,611
                                                                         --------------   --------------
               CLOSED-END FUNDS -- 0.2%
      31,500   Royce Value Trust Inc. ................................          388,297          264,285
     104,000   The Central Europe and Russia Fund Inc. ...............        2,391,965        1,708,720
      70,000   The New Germany Fund Inc. .............................          754,518          560,700
                                                                         --------------   --------------
                                                                              3,534,780        2,533,705
                                                                         --------------   --------------
               MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.1%
     150,000   Champion Enterprises Inc.+ ............................          782,392           84,000
      27,000   Huttig Building Products Inc.+ ........................           68,453           12,150
       7,000   Martin Marietta Materials Inc. ........................          144,225          679,560
      10,000   Nobility Homes Inc. ...................................          195,123           79,100
      30,000   Skyline Corp. .........................................        1,072,261          599,700
                                                                         --------------   --------------
                                                                              2,262,454        1,454,510
                                                                         --------------   --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS -- 0.1%
       2,000   Camden Property Trust .................................   $       37,490   $       62,680
      24,984   Rayonier Inc. .........................................          798,811          783,248
                                                                         --------------   --------------
                                                                                836,301          845,928
                                                                         --------------   --------------
               TOTAL COMMON STOCKS ...................................    1,184,687,722    1,011,715,673
                                                                         --------------   --------------
               CONVERTIBLE PREFERRED STOCKS -- 0.1%
               TELECOMMUNICATIONS -- 0.1%
      25,000   Cincinnati Bell Inc.,
                  6.750% Cv. Pfd., Ser. B ............................          787,113          575,000
                                                                         --------------   --------------
               WARRANTS -- 0.0%
               ENERGY AND UTILITIES -- 0.0%
      12,183   Mirant Corp.,
                  Ser. A, expire 01/03/11+ ...........................           36,353           42,640
                                                                         --------------   --------------

  PRINCIPAL
   AMOUNT
------------
               CONVERTIBLE CORPORATE BONDS -- 0.2%
               RETAIL -- 0.2%
$  3,300,000   The Great Atlantic & Pacific Tea Co. Inc., Cv.,
                  5.125%, 06/15/11 ...................................        3,207,436        1,703,625
                                                                         --------------   --------------
               CORPORATE BONDS -- 0.0%
               CONSUMER PRODUCTS -- 0.0%
   1,000,000   Pillowtex Corp., Sub. Deb.,
                  9.000%, 12/15/17+ (a) ..............................                0                0
                                                                         --------------   --------------
               U.S. GOVERNMENT OBLIGATIONS -- 5.0%
               U.S. TREASURY CASH MANAGEMENT BILLS -- 0.1%
   1,417,000   U.S. Treasury Cash Management Bills,
                  0.030% to 0.137%++,
                  04/29/09 to 06/24/09 ...............................        1,416,267        1,416,248
                                                                         --------------   --------------
               U.S. TREASURY BILLS -- 4.9%
  52,609,000   U.S. Treasury Bills,
                  0.020% to 1.129%++,
                  01/02/09 to 06/25/09 ...............................       52,584,451       52,567,164
                                                                         --------------   --------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS .....................       54,000,718       53,983,412
                                                                         --------------   --------------

                                                                                              MARKET
                                                                              COST             VALUE
                                                                         --------------   --------------
TOTAL INVESTMENTS -- 100.0%...........................................   $1,242,719,342   $1,068,020,350
                                                                         ==============
OTHER ASSETS AND LIABILITIES (NET)....................................                        38,594,103
PREFERRED STOCK
   (8,828,015 preferred shares outstanding)...........................                      (382,538,375)
                                                                                          --------------
NET ASSETS -- COMMON STOCK
   (174,919,152 common shares outstanding)............................                    $  724,076,078
                                                                                          ==============
NET ASSET VALUE PER COMMON SHARE
   ($724,076,078/174,919,152 shares outstanding)......................                    $         4.14
                                                                                          ==============

----------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2008, the market value of fair valued securities amounted to $405,652 or 0.04% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of the Rule 144A security amounted to $305,225 or 0.03% of total investments.

(c) At December 31, 2008, the Fund held an investment in a restricted security amounting to $44,282 or 0.00% of total investments, which was valued under methods approved by the Board of Directors as follows:

                                                                             12/31/08
ACQUISITION                                   ACQUISITION   ACQUISITION   CARRYING VALUE
   SHARES                 ISSUER                  DATE          COST         PER UNIT
-----------   -----------------------------   -----------   -----------   --------------
7,040,836     Cable & Wireless
                 Jamaica Ltd...............     09/30/93      $128,658        $0.0063

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

CVO  Contingent Value Obligation

GDR  Global Depositary Receipt

                              % OF
                             MARKET       MARKET
GEOGRAPHIC DIVERSIFICATION    VALUE        VALUE
--------------------------   ------   --------------
North America.............    75.8%   $  809,248,821
Europe....................    16.4       175,780,303
Latin America.............     4.0        42,533,858
Japan.....................     2.8        29,689,302
Asia/Pacific..............     0.9         9,390,578
South Africa..............     0.1         1,045,875
Africa/Middle East........     0.0           331,613
                             -----    --------------
Total Investments.........   100.0%   $1,068,020,350
                             =====    ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

ASSETS:
   Investments, at value (cost $1,242,719,342) .................................   $1,068,020,350
   Foreign currency, at value (cost $2,218,056) ................................        2,483,498
   Receivable for investments sold .............................................       41,581,450
   Dividends and interest receivable ...........................................        2,247,024
   Unrealized appreciation on swap contracts ...................................           77,128
   Deferred offering expense ...................................................          143,247
   Prepaid expense .............................................................           45,722
                                                                                   --------------
   TOTAL ASSETS ................................................................    1,114,598,419
                                                                                   --------------
LIABILITIES:
   Payable to custodian ........................................................            4,067
   Payable to brokers ..........................................................              171
   Payable for investments purchased ...........................................        6,063,503
   Distributions payable .......................................................          226,061
   Payable for Preferred shares repurchased ....................................          156,095
   Payable for investment advisory fees ........................................          584,627
   Payable for payroll expenses ................................................           33,890
   Payable for accounting fees .................................................            7,481
   Payable for auction agent fees ..............................................          378,656
   Other accrued expenses ......................................................          529,415
                                                                                   --------------
   TOTAL LIABILITIES ...........................................................        7,983,966
                                                                                   --------------
PREFERRED STOCK:
   Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value,
      $0.001 par value, 5,200 shares authorized with 4,680 shares issued
      and outstanding) .........................................................      117,000,000
   Series D Cumulative Preferred Stock (5.875%, $25
      liquidation value, $0.001 par value, 3,000,000 shares
      authorized with 2,901,269 shares issued and outstanding) .................       72,531,725
   Series E Cumulative Preferred Stock (Auction Rate,
      $25,000 liquidation value, $0.001 par value, 2,000
      shares authorized with 1,800 shares issued and outstanding) ..............       45,000,000
   Series F Cumulative Preferred Stock (6.200%, $25
      liquidation value, $0.001 par value, 6,000,000 shares
      authorized with 5,920,266 shares issued and outstanding) .................      148,006,650
                                                                                   --------------
   TOTAL PREFERRED STOCK .......................................................      382,538,375
                                                                                   --------------
   NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ..............................   $  724,076,078
                                                                                   ==============
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
   CONSIST OF:
   Paid-in capital, at $0.001 par value ........................................   $  920,886,132
   Accumulated distributions in excess of net investment income ................         (397,261)
   Accumulated net realized loss on investments, written
      options, futures contracts, swap contracts, and foreign currency
      transactions .............................................................      (22,050,703)
   Net unrealized depreciation on investments ..................................     (174,698,992)
   Net unrealized appreciation on swap contracts ...............................           77,128
   Net unrealized appreciation on foreign currency translations ................          259,774
                                                                                   --------------
   NET ASSETS ..................................................................   $  724,076,078
                                                                                   ==============
NET ASSET VALUE PER COMMON SHARE
   ($724,076,078 / 174,919,152 shares outstanding;
   246,000,000 shares authorized) ..............................................   $         4.14
                                                                                   ==============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,231,680) ..............................   $  34,140,954
   Interest ....................................................................       1,190,040
                                                                                   -------------
   TOTAL INVESTMENT INCOME .....................................................      35,330,994
                                                                                   -------------
EXPENSES:
   Investment advisory fees ....................................................      16,058,680
   Shareholder communications expenses .........................................         640,041
   Auction agent fees ..........................................................         447,756
   Custodian fees ..............................................................         309,535
   Legal and audit fees ........................................................         173,224
   Directors' fees .............................................................         144,923
   Payroll expenses ............................................................         143,545
   Shareholder services fees ...................................................         112,782
   Accounting fees .............................................................          45,000
   Interest expense ............................................................          21,653
   Miscellaneous expenses ......................................................         299,707
                                                                                   -------------
   TOTAL EXPENSES ..............................................................      18,396,846
   Less:
      Advisory fee reduction ...................................................      (4,012,394)
      Custodian fee credits ....................................................          (3,266)
                                                                                   -------------
   NET EXPENSES ................................................................      14,381,186
                                                                                   -------------
   NET INVESTMENT INCOME .......................................................      20,949,808
                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   WRITTEN OPTIONS, SWAP CONTRACTS, FUTURES CONTRACTS,
   AND FOREIGN CURRENCY:
   Net realized loss on investments ............................................     (24,839,895)
   Net realized gain on written options ........................................          11,985
   Net realized loss on swap contracts .........................................      (1,315,321)
   Net realized gain on futures contracts ......................................       9,531,398
   Net realized gain on foreign currency transactions ..........................         182,670
                                                                                   -------------
   Net realized gain/(loss) on investments, written options,
      swap contracts, futures contracts, and foreign
      currency transactions ....................................................     (16,429,163)
                                                                                   -------------
   Net change in unrealized appreciation/(depreciation):
      on investments ...........................................................    (729,934,434)
      on written options .......................................................              15
      on swap contracts ........................................................          69,963
      on futures contracts .....................................................      (1,088,286)
      on foreign currency translations .........................................         174,827
                                                                                   -------------
   Net change in unrealized appreciation/(depreciation) on
      investments, written options, swap contracts, futures
      contracts, and foreign currency translations .............................    (730,777,915)
                                                                                   -------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
      WRITTEN OPTIONS, SWAP CONTRACTS, FUTURES CONTRACTS,
      AND FOREIGN CURRENCY .....................................................    (747,207,078)
                                                                                   -------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................    (726,257,270)
   Total Distributions to Preferred Stock Shareholders .........................     (19,287,568)
                                                                                   -------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
      SHAREHOLDERS RESULTING FROM OPERATIONS ...................................   $(745,544,838)
                                                                                   =============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
        STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHARES

                                                                                                  YEAR ENDED         YEAR ENDED
                                                                                              DECEMBER 31, 2008   DECEMBER 31, 2007
                                                                                              -----------------   -----------------
OPERATIONS:
   Net investment income ..................................................................     $   20,949,808     $   19,068,546
   Net realized gain/(loss) on investments, written options, swap
      contracts, futures contracts, and foreign currency transactions .....................        (16,429,163)       118,021,047
   Net change in unrealized appreciation/(depreciation) on investments, written options,
      swap contracts, futures contracts, and foreign currency translations ................       (730,777,915)        75,143,139
                                                                                                --------------     --------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................       (726,257,270)       212,232,732
                                                                                                --------------     --------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ..................................................................        (19,287,568)        (3,515,786)
   Net realized short-term gain ...........................................................                 --         (1,824,834)
   Net realized long-term gain ............................................................                 --        (18,025,125)
                                                                                                --------------     --------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ..........................................        (19,287,568)       (23,365,745)
                                                                                                --------------     --------------
   NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
      RESULTING FROM OPERATIONS ...........................................................       (745,544,838)       188,866,987
                                                                                                --------------     --------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ..................................................................           (549,586)       (20,158,265)
   Net realized short-term gain ...........................................................                 --         (8,897,143)
   Net realized long-term gain ............................................................                 --        (88,050,995)
   Return of capital ......................................................................       (138,218,574)      (103,665,340)
                                                                                                --------------     --------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .............................................       (138,768,160)      (220,771,743)
                                                                                                --------------     --------------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment of
      distributions .......................................................................         21,433,746         31,379,440
   Net increase in net assets from repurchase of preferred shares .........................            573,717                 --
   Offering costs for preferred shares charged to paid-in capital .........................                650                 --
                                                                                                --------------     --------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ................................         22,008,113         31,379,440
                                                                                                --------------     --------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS .........................       (862,304,885)          (525,316)
                                                                                                --------------     --------------
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period ....................................................................      1,586,380,963      1,586,906,279
                                                                                                --------------     --------------
   End of period (including undistributed net investment income of $0 and $0,
      respectively) .......................................................................     $  724,076,078     $1,586,380,963
                                                                                                ==============     ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------------------------
                                                                            2008        2007     2006        2005        2004
                                                                          -------      ------   ------      ------      ------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...............................   $  9.22      $ 9.40   $ 8.10      $ 8.69      $ 7.98
                                                                          -------      ------   ------      ------      ------
   Net investment income ..............................................      0.12        0.14     0.18        0.09        0.02
   Net realized and unrealized gain/(loss) on investments,
      written options, swap contracts, futures contracts, and
      foreign currency transactions ...................................     (4.30)       1.12     2.18        0.47        1.63
                                                                          -------      ------   ------      ------      ------
   Total from investment operations ...................................     (4.18)       1.26     2.36        0.56        1.65
                                                                          -------      ------   ------      ------      ------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(a)
   Net investment income ..............................................     (0.11)      (0.02)   (0.03)      (0.01)      (0.00)(d)
   Net realized gain ..................................................        --       (0.12)   (0.12)      (0.14)      (0.14)
                                                                          -------      ------   ------      ------      ------
   Total distributions to preferred shareholders ......................     (0.11)      (0.14)   (0.15)      (0.15)      (0.14)
                                                                          -------      ------   ------      ------      ------
NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS .............................     (4.29)       1.12     2.21        0.41        1.51
                                                                          -------      ------   ------      ------      ------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ..............................................     (0.00)(d)   (0.12)   (0.16)      (0.08)      (0.01)
   Net realized gain ..................................................        --       (0.57)   (0.72)      (0.77)      (0.79)
   Return of capital ..................................................     (0.80)      (0.61)      --          --          --
                                                                          -------      ------   ------      ------      ------
   Total distributions to common shareholders .........................     (0.80)      (1.30)   (0.88)      (0.85)      (0.80)
                                                                          -------      ------   ------      ------      ------
FUND SHARE TRANSACTIONS:
   Increase/(decrease) in net asset value from common stock share
      transactions ....................................................      0.01          --       --       (0.00)(d)    0.00(d)
   Decrease in net asset value from shares issued in rights offering ..        --          --       --       (0.15)         --
   Increase in net asset value from repurchase of preferred shares ....      0.00(d)       --       --          --        0.00(d)
   Offering costs for preferred shares charged to paid-in capital .....      0.00(d)       --    (0.03)      (0.00)(d)    0.00(d)
   Offering costs for issuance of rights charged to paid-in capital ...        --          --    (0.00)(d)   (0.00)(d)      --
                                                                          -------      ------   ------      ------      ------
   Total fund share transactions ......................................      0.01          --    (0.03)      (0.15)       0.00(d)
                                                                          -------      ------   ------      ------      ------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS,
      END OF PERIOD ...................................................   $  4.14      $ 9.22   $ 9.40      $ 8.10      $ 8.69
                                                                          =======      ======   ======      ======      ======
   Net Asset Value Total Return + .....................................    (49.06)%     12.14%   28.17%       5.50%      19.81%
                                                                          =======      ======   ======      ======      ======
   Market Value, End of Period ........................................   $  3.70      $ 9.28   $ 9.41      $ 8.03      $ 9.02
                                                                          =======      ======   ======      ======      ======
   Total Investment Return ++ .........................................    (54.77)%     12.75%   29.42%       0.66%      24.04%
                                                                          =======      ======   ======      ======      ======


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                     YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------------------
                                                                    2008         2007         2006         2005         2004
                                                                 ----------   ----------   ----------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred shares,
      end of period (in 000's) ...............................   $1,106,614   $1,990,123   $2,114,399   $1,764,634   $1,638,225
   Net assets attributable to common shares, end of period
      (in 000's) .............................................   $  724,076   $1,586,381   $1,586,906   $1,345,891   $1,219,483
   Ratio of net investment income to average net assets
      attributable to common shares before preferred
      distributions ..........................................         1.73%        1.16%        2.12%        1.27%        0.64%
   Ratio of operating expenses to average net assets
      attributable to common shares before fees waived .......         1.52%          --           --           --           --
   Ratio of operating expenses to average net assets
      attributable to common shares net of fee reduction,
      if any .................................................         1.19%        1.46%        1.43%        1.39%        1.57%
   Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees
      waived .................................................         1.14%          --           --           --           --
   Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee
      reduction, if any ......................................         0.89%        1.17%        1.11%        1.04%        1.14%
   Portfolio turnover rate+++ ................................         13.5%        17.2%        29.5%        22.4%        28.6%
PREFERRED STOCK:
   7.200% SERIES B CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...............           --           --   $  123,750   $  165,000   $  165,000
   Total shares outstanding (in 000's) .......................           --           --        4,950        6,600        6,600
   Liquidation preference per share ..........................           --           --   $    25.00   $    25.00   $    25.00
   Average market value (b) ..................................           --           --   $    25.27   $    25.92   $    26.57
   Asset coverage per share ..................................           --           --   $   100.21   $   105.35   $    97.81
   AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...............   $  117,000   $  130,000   $  130,000   $  130,000   $  130,000
   Total shares outstanding (in 000's) .......................            5            5            5            5            5
   Liquidation preference per share ..........................   $   25,000   $   25,000   $   25,000   $   25,000   $   25,000
   Average market value (b) ..................................   $   25,000   $   25,000   $   25,000   $   25,000   $   25,000
   Asset coverage per share ..................................   $   72,320   $  123,230   $  100,211   $  105,353   $   97,806
   5.875% SERIES D CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...............   $   72,532   $   73,743   $   73,743   $   73,743   $   73,743
   Total shares outstanding (in 000's) .......................        2,901        2,950        2,950        2,950        2,950
   Liquidation preference per share ..........................   $    25.00   $    25.00   $    25.00   $    25.00   $    25.00
   Average market value (b) ..................................   $    22.69   $    23.86   $    23.98   $    24.82   $    24.81
   Asset coverage per share ..................................   $    72.32   $   123.23   $   100.21   $   105.35   $    97.81
   AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...............   $   45,000   $   50,000   $   50,000   $   50,000   $   50,000
   Total shares outstanding (in 000's) .......................            2            2            2            2            2
   Liquidation preference per share ..........................   $   25,000   $   25,000   $   25,000   $   25,000   $   25,000
   Average market value (b) ..................................   $   25,000   $   25,000   $   25,000   $   25,000   $   25,000
   Asset coverage per share ..................................   $   72,320   $  123,230   $  100,211   $  105,353   $   97,806
   6.200% SERIES F CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...............   $  148,007   $  150,000   $  150,000           --           --
   Total shares outstanding (in 000's) .......................        5,920        6,000        6,000           --           --
   Liquidation preference per share ..........................   $    25.00   $    25.00   $    25.00           --           --
   Average market value (b) ..................................   $    23.48   $    24.69   $    25.12           --           --
   Asset coverage per share ..................................   $    72.32   $   123.23   $   100.21           --           --
   ASSET COVERAGE (C) ........................................          289%         493%         401%         421%         391%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions, at prices dependent upon the relationship of the net asset value per share and the market value per share on the ex-dividend dates, including the effect of shares issued pursuant to the 2005 rights offering, assuming full subscription by shareholders.

++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to the 2005 rights offering, assuming full subscription by shareholders.

+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, 2005, and 2004 would have been 27.3%, 33.1%, 27.0%, and 29.9%, respectively.

(a) Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)  Based on weekly prices.

(c)  Asset coverage is calculated by combining all series of preferred stock.

(d)  Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Equity Trust") is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. Investment operations commenced on August 21, 1986.

     The Equity Trust will invest at least 80% of its assets in equity securities under normal market conditions (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Equity Trust will provide shareholders with notice at least 60 days prior to the implementation of any changes in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund's investments and other financial instruments, by inputs used to value the Fund's investments as of December 31, 2008 is, as follows:


                                                                     OTHER
                                                                   FINANCIAL
                                                INVESTMENTS IN     INSTRUMENTS
                                                  SECURITIES       (UNREALIZED
                                                (MARKET VALUE)   APPRECIATION)*
VALUATION INPUTS                                    ASSETS           ASSETS
----------------                                --------------   --------------
Level 1 - Quoted Prices                         $1,011,828,974            --
Level 2 - Other Significant Observable Inputs       56,090,949       $77,128
Level 3 - Significant Unobservable Inputs              100,427            --
                                                --------------       -------
Total                                           $1,068,020,350       $77,128
                                                ==============       =======

----------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation on the investment.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                    INVESTMENTS IN
                                                      SECURITIES
                                                    (MARKET VALUE)
                                                    --------------
BALANCE AS OF 12/31/07                                 $ 89,356
Accrued discounts/(premiums)                                 --
Realized gain/(loss)                                         --
Change in unrealized appreciation/(depreciation)+        11,071
Net purchases/(sales)                                        --
Transfers in and/or out of Level 3                            0
                                                       --------
BALANCE AS OF 12/31/08                                 $100,427
                                                       ========
Net change in unrealized appreciation/
   (depreciation) during the period on Level 3
    investments held at 12/31/08+                      $(60,181)
                                                       --------

----------
+ Net change in unrealized appreciation/(depreciation) is included in the related amounts on investments in the Statement of Operations.

     In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, are at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, there were no open repurchase agreements.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the "Acquired Funds") in accordance with the 1940 Act and related rules. As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund's expenses. For the year ended December 31, 2008, the Fund's pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

     OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

     In the case of call options, these exercise prices are referred to as "in-the-money", "at-the-money", and "out-of-the-money", respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase

                         THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. There were no open option contracts at December 31, 2008.

     SWAP AGREEMENTS. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. A swap agreement may involve, to varying degrees, elements of market and counterparty risk and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock and Series E Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. In a swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time a swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

     The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     At December 31, 2008, there were no open interest rate swap agreements.

     Effective March 16, 2008, Bear, Stearns International Limited entered into a Guaranty Agreement with JPMorgan Chase & Co., whereby JPMorgan Chase & Co. unconditionally guarantees the due and punctual payment of certain liabilities of Bear, Stearns International Limited, including the current liabilities of Bear, Stearns International Limited to the Fund. As of December 31, 2008, the Fund held a contract for difference swap with Bear, Stearns International Limited which is covered by the JPMorgan Chase & Co. Guaranty Agreement as of the date of the report. Details of the swap at December 31, 2008 are as follows:

    NOTIONAL          EQUITY SECURITY           INTEREST RATE/        TERMINATION   NET UNREALIZED
     AMOUNT              RECEIVED            EQUITY SECURITY PAID         DATE       APPRECIATION
----------------   ---------------------   ------------------------   -----------   --------------
                                             Overnight LIBOR plus
                       Market Value        40 bps plus Market Value
     $790,330         Appreciation on:        Depreciation on:
(180,000 Shares)   Rolls-Royce Group plc     Rolls-Royce Group plc      09/15/09        $77,128

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, there were no open futures contracts.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2008, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of distributions and swap investments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2008, reclassifications were made to increase accumulated distributions in excess of net investment income by $738,712 and decrease accumulated net realized loss on investments, written options, futures contracts, swap contracts, and foreign currency transactions by $738,405 with an offsetting adjustment to paid-in capital.

     On June 28, 2007, the Fund contributed $67,695,672 in cash in exchange for shares of the Gabelli Healthcare & WellnessRx Trust, and on the same date distributed such shares to holders of the Fund on record as of June 21, 2007 at the rate of one share of the Gabelli Healthcare & WellnessRx Trust for every twenty shares of the Fund's common stock.

     Distributions to shareholders of the Fund's Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                              YEAR ENDED                   YEAR ENDED
                                                          DECEMBER 31, 2008            DECEMBER 31, 2007
                                                    --------------------------   --------------------------
                                                       COMMON       PREFERRED       COMMON       PREFERRED
                                                    ------------   -----------   ------------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of net short-term capital gains) ..   $    549,586   $19,287,568   $ 27,039,757   $ 5,395,128
Net long-term capital gains .....................             --            --     90,066,646    17,970,617
Return of capital ...............................    138,218,574            --    103,665,340            --
                                                    ------------   -----------   ------------   -----------
Total distributions paid ........................   $138,768,160   $19,287,568   $220,771,743   $23,365,745
                                                    ============   ===========   ============   ===========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     At December 31, 2008, the Fund had net capital loss carryforwards for federal income tax purposes of $5,677,238 which are available to reduce future required distributions of net capital gains to shareholders through 2016.

     At December 31, 2008, the difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments for investments in real estate investment trusts and partnerships.

     As of December 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforward ...........................   $  (5,677,238)
Net unrealized depreciation on investments and swap contracts ...    (191,166,529)
Net unrealized appreciation on foreign currency translations ....         259,774
Other temporary differences* ....................................        (226,061)
                                                                    -------------
Total                                                               $(196,810,054)
                                                                    =============

----------
* Other temporary differences are primarily due to adjustments on dividend payables.

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at December 31, 2008:

                                      GROSS           GROSS       NET UNREALIZED
                                    UNREALIZED      UNREALIZED     APPRECIATION
                        COST       APPRECIATION    DEPRECIATION   (DEPRECIATION)
                  --------------   ------------   -------------   --------------
Investments ...   $1,259,186,879   $170,153,193   $(361,319,722)  $(191,166,529)

     FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or the corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2008, the Fund's total return on the NAV of the common shares did not exceed the stated dividend rate or the corresponding swap rate on any of the series of Preferred Stock. Thus, management fees with respect to the liquidation value of the preferred stock assets were reduced by $4,012,394.

     During the year ended December 31, 2008, the Fund paid brokerage commissions on security trades of $331,715 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2008, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers who are employed by the Fund, and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the year ended December 31, 2008, the Fund paid $143,545, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $12,000 plus $1,500 for each Board meeting attended in person and $500 per telephonic meeting, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2008, other than short-term securities and U.S. Government obligations, aggregated $211,346,272 and $316,095,409, respectively.

     Purchases and proceeds from the sales of U.S. Government obligations for the year ended December 31, 2008, other than short-term obligations, aggregated $127,500 and $127,031, respectively.

     Written options activity for the Fund for the year ended December 31, 2008 was as follows:

                                               NUMBER OF
                                               CONTRACTS   PREMIUMS
                                               ---------   --------
Options outstanding at December 31, 2007 ...       10      $ 11,985
Options expired ............................      (10)      (11,985)
                                                  ---      --------
Options outstanding at December 31, 2008 ...       --            --
                                                  ===      ========

5. CAPITAL. The charter permits the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the New York Stock Exchange ("NYSE") at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2008, the Fund did not repurchase any shares of its common stock in the open market.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Transactions in common shares were as follows:

                                                   YEAR ENDED                 YEAR ENDED
                                               DECEMBER 31, 2008         DECEMBER 31, 2007
                                            -----------------------   -----------------------
                                              SHARES       AMOUNT       SHARES       AMOUNT
                                            ---------   -----------   ---------   -----------
Net increase from shares issued
   upon reinvestment of distributions ...   2,814,862   $21,433,746   3,348,018   $31,379,440

     The Fund's Articles of Incorporation, as amended, authorizes the issuance of up to 18,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Auction Rate, 5.875% Series D, Series E Auction Rate, and 6.20% Series F Cumulative Preferred Stock at redemption prices of $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     At the Fund's August 15, 2007 Board meeting, the Board approved the filing of a shelf registration with the SEC, to give the Fund the ability to offer additional preferred shares. The shelf registration was declared effective by the SEC on March 20, 2008.

     On June 27, 2002, the Fund received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock ("Series C Stock"). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series C Stock subject to bid orders by potential holders has been less than the number of Series C Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series C Stock for which they have submitted sell orders. The current maximum rate is 150% of the "AA" Financial Composite Commercial Paper Rate. The dividend rates of Series C Stock ranged from 0.135% to 5.350% during the year ended December 31, 2008. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of Series C Stock may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2008, the Fund redeemed and retired 520 shares of Series C Stock. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference, together with any accumulated and unpaid dividends, for each share redeemed. At December 31, 2008, 4,680 shares of Series C Stock were outstanding with an annualized dividend rate of 0.300% and accrued dividends amounted to $975.

     On October 7, 2003, the Fund received net proceeds of $72,375,842 (after underwriting discounts of $2,362,500 and offering expenses of $261,658) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock ("Series D Stock"). Commencing October 7, 2008 and thereafter, the Fund, at its option, may redeem the 5.875% Series D Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series D Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2008, the Fund repurchased 48,431 shares of 6.00% Series D Stock in the open market at a cost of $977,750 and an average discount of approximately 19.29% from its liquidation preference. All 6.00% Series D Stock repurchased have been retired. At December 31, 2008, 2,901,269 shares of 5.875% Series D Stock were outstanding and accrued dividends amounted to $71,021.

     On October 7, 2003, the Fund received net proceeds of $49,350,009 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock ("Series E Stock"). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series E Stock subject to bid orders by potential holders has been less than the number of Series E Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. In that event, holders that have submitted sell orders have not been able to sell any or all of the Series E Stock for which they have submitted sell orders. The current maximum rate is 150% of the "AA" Financial Composite Commercial Paper Rate. The dividend rates of Series E Stock ranged from 0.105% to 5.510% during the year ended December 31, 2008. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of Series E Stock may also trade shares in the secondary market. The Fund, at its option, may redeem the Series E Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2008, the Fund redeemed and retired 200 shares of Series E Stock.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference, together with any accumulated and unpaid dividends, for each share redeemed. At December 31, 2008, 1,800 shares of Series E Stock were outstanding with an annualized dividend rate of 0.150% and accrued dividends amounted to $1,125.

     On November 10, 2006, the Fund received net proceeds of $144,765,000 (after underwriting discounts of $4,725,000 and estimated offering expenses of $510,000) from the public offering of 6,000,000 shares of 6.20% Series F Cumulative Preferred Stock ("Series F Stock"). Commencing November 10, 2011 and thereafter, the Fund, at its option, may redeem the 6.20% Series F in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series F Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2008, the Fund repurchased and retired 79,734 shares of Series F Stock in the open market at a cost of $1,652,658 and an average discount of approximately 13.93% from its liquidation preference. At December 31, 2008, 5,920,266 shares of Series F Stock were outstanding and accrued dividends amounted to $152,940.

     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

     In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Adviser involving compliance with Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders, which adequately disclose the source or sources of such distribution. While the two funds sent annual statements and provided other materials containing this information, the shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made for 2002 and 2003. The Adviser believes that the funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Adviser neither admits nor denies the findings by the SEC, the Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Adviser. The staff's notice to the Adviser did not relate to the Fund.

                          THE GABELLI EQUITY TRUST INC.
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the "Trust") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 27, 2009

                          THE GABELLI EQUITY TRUST INC.
                    ADDITIONAL FUND INFORMATION (UNAUDITED)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

                                           NUMBER OF
                              TERM OF    FUNDS IN FUND
   NAME, POSITION(S)        OFFICE AND     COMPLEX
       ADDRESS(1)           LENGTH OF     OVERSEEN BY           PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
        AND AGE           TIME SERVED(2)    DIRECTOR            DURING PAST FIVE YEARS                  HELD BY DIRECTOR(5)
------------------------- -------------- ------------- ---------------------------------------- ---------------------------------
INTERESTED DIRECTORS(3):

MARIO J. GABELLI          Since 1986**         26      Chairman and Chief Executive Officer of  Director of Morgan Group
Director and                                           GAMCO Investors, Inc. and Chief          Holdings, Inc. (holding
Chief Investment Officer                               Investment Officer - Value Portfolios    company); Chairman of the
Age: 66                                                of Gabelli Funds, LLC and GAMCO Asset    Board of LICT Corp.
                                                       Management Inc.; Director/Trustee or     (multimedia and
                                                       Chief Investment Officer  of other       communication services
                                                       registered investment companies in the   company)
                                                       Gabelli/GAMCO Funds complex; Chairman
                                                       and Chief Executive Officer of GGCP, Inc.

INDEPENDENT DIRECTORS(6):

THOMAS E. BRATTER         Since 1986**          4      Director, President, and Founder of The                --
Director                                               John Dewey Academy (residential college
Age: 69                                                preparatory therapeutic high school)

ANTHONY J. COLAVITA(4)    Since 1999***        36      Partner in the law firm of                             --
Director                                               Anthony J. Colavita, P.C.
Age: 73

JAMES P. CONN(4)          Since 1989*          18      Former Managing Director and Chief                     --
Director                                               Investment Officer of Financial
Age: 70                                                Security Assurance Holdings Ltd.
                                                       (insurance holding company) (1992-1998)

FRANK J. FAHRENKOPF JR.   Since 1998***         6      President and Chief Executive Officer of               --
Director                                               the American Gaming Association;
Age: 69                                                Co-Chairman of the Commission on
                                                       Presidential Debates; Former Chairman of
                                                       the Republican National Committee
                                                       (1983-1989)

ARTHUR V. FERRARA         Since 2001**          8      Former Chairman of the Board and Chief                 --
Director                                               Executive Officer of The Guardian Life
Age: 78                                                Insurance Company of America
                                                       (1993-1995)

ANTHONY R. PUSTORINO      Since 1986*          13      Certified Public Accountant; Professor   Director of The LGL Group, Inc.
Director                                               Emeritus, Pace University                (diversified manufacturing)
Age: 83

SALVATORE J. ZIZZA        Since 1986***        28      Chairman of Zizza & Co., Ltd.            Director of Hollis-Eden
Director                                               (consulting)                             Pharmaceuticals (biotechnology)
Age: 63                                                                                         and Earl Scheib, Inc. (automotive
                                                                                                services)

                         THE GABELLI EQUITY TRUST INC.
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                 TERM OF
     NAME, POSITION(S)         OFFICE AND
        ADDRESS(1)              LENGTH OF                                     PRINCIPAL OCCUPATION(S)
        AND AGE              TIME SERVED(2)                                   DURING PAST FIVE YEARS
---------------------------- -------------- ----------------------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT              Since 2003     Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988
President                                   and an officer of all of the registered investment companies in the Gabelli/GAMCO
Age: 57                                     Funds complex. Director and President of Teton Advisors, Inc. (formerly Gabelli
                                            Advisers, Inc.) since 1998

CARTER W. AUSTIN             Since 2000     Vice President of the Fund since 2000, Vice President of The Gabelli Dividend & Income
Vice President                              Trust since 2003, The Gabelli Global Gold, Natural Resources & Income Trust since
Age: 42                                     2005, The Gabelli Global Deal Fund since 2006, and The Gabelli Healthcare & WellnessRx
                                            Trust since 2007; Vice President of Gabelli Funds, LLC since 1996

AGNES MULLADY                Since 2006     Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered
Treasurer and Secretary                     investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S.
Age: 50                                     Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from
                                            2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004

PETER D. GOLDSTEIN           Since 2004     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance
Chief Compliance Officer                    Officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Age: 55                                     complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004

MARC C. RINALDI              Since 2008     Vice President of the Fund since 2008; Vice President of Gabelli Funds, LLC, since
Vice President and Ombudsman                2007; Student at Georgetown University 2005-2007
Age: 35

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

** - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

*** - Term expires at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Fund because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

(4)  Represents holders of the Fund's Preferred Stock.

(5) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(6) Directors who are not interested persons are considered "Independent" Directors.

CERTIFICATIONS

     The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 17, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2008

CASH DIVIDENDS AND DISTRIBUTIONS

                         TOTAL AMOUNT   ORDINARY   LONG-TERM                 DIVIDEND
   PAYABLE     RECORD        PAID      INVESTMENT   CAPITAL    RETURN OF   REINVESTMENT
     DATE       DATE    PER SHARE (A)  INCOME (A)  GAINS (A)  CAPITAL (C)     PRICE
------------  --------  -------------  ----------  ---------  -----------  ------------
COMMON STOCK
   03/25/08   03/17/08     $0.20000     $0.00250      --        $0.19750     $8.19850
   06/24/08   06/16/08      0.20000      0.00250      --         0.19750      7.99000
   09/24/08   09/16/08      0.20000      0.00250      --         0.19750      6.81150
   12/17/08   12/12/08      0.20000      0.00250      --         0.19750           --
                           --------     --------     ---        --------
                           $0.80000     $0.01000      --        $0.79000
5.875% SERIES D CUMULATIVE PREFERRED STOCK
   03/26/08   03/18/08     $0.36719     $0.36719      --
   06/26/08   06/19/08      0.36719      0.36719      --
   09/26/08   09/19/08      0.36719      0.36719      --
   12/26/08   12/18/08      0.36719      0.36719      --
                           --------     --------     ---
                           $1.46876     $1.46876      --
6.200% SERIES F CUMULATIVE PREFERRED STOCK
   03/26/08   03/18/08     $0.38750     $0.38750      --
   06/26/08   06/19/08      0.38750      0.38750      --
   09/26/08   09/19/08      0.38750      0.38750      --
   12/26/08   12/18/08      0.38750      0.38750      --
                           --------     --------     ---
                           $1.55000     $1.55000      --

AUCTION RATE SERIES C AND E CUMULATIVE PREFERRED STOCK

     Auction Rate Preferred Stock pays dividends weekly based on a rate set at auction, usually held every seven days. There were no 2008 distributions derived from long-term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock.

     A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2008 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2008.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. GOVERNMENT SECURITIES INCOME

     In 2008, the Fund paid to common, 5.875% Series D, and 6.200% Series F cumulative preferred shareholders ordinary income totaling $0.01000, $1.46875, and $1.55000 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E cumulative preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $760.66000 and $783.29000 per share, respectively, in 2008. For the year ended December 31, 2008, 94.57% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2008 derived from U.S. Government securities was 0.33%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2008. The percentage of net assets of U.S. Government securities held as of December 31, 2008 was 5.00%.

     The Annual Meeting of The Gabelli Equity Trust's shareholders will be held on Monday, May 18, 2009 at the Greenwich Library in Greenwich, Connecticut.

                          THE GABELLI EQUITY TRUST INC.
                 INCOME TAX INFORMATION (CONTINUED) (UNAUDITED)
                               DECEMBER 31, 2008

                         HISTORICAL DISTRIBUTION SUMMARY

                             SHORT-        LONG-                     UNDISTRIBUTED   TAXES PAID ON
                              TERM         TERM        NON-TAXABLE     LONG-TERM     UNDISTRIBUTED                        ADJUSTMENT
              INVESTMENT     CAPITAL      CAPITAL       RETURN OF       CAPITAL         CAPITAL            TOTAL              TO
                INCOME      GAINS (b)      GAINS        CAPITAL         GAINS           GAINS (c)     DISTRIBUTIONS (a)   COST BASIS
              ----------   ----------   ------------   -----------   -------------   --------------   -----------------   ----------
COMMON STOCK
2008.......   $  0.01000           --            --      $0.79000             --              --         $    0.80000      0.79000-
2007 (d)...      0.10455   $  0.05323   $    0.52679      0.63543             --              --              1.32000      0.63543-
2006.......      0.15690      0.06400        0.65910           --             --              --              0.88000           --
2005 (e)...      0.08756      0.00672        0.75572           --             --              --              0.85000           --
2004.......      0.01930      0.04990        0.73080           --             --              --              0.80000           --
2003             0.01140      0.04480        0.63380           --             --              --              0.69000           --
2002.......      0.05180      0.01550        0.88270           --             --              --              0.95000           --
2001 (f)...      0.06700      0.06400        0.94900           --             --              --              1.08000           --
2000.......      0.04070      0.15500        1.11430           --             --              --              1.31000           --
1999 (g)...      0.03010      0.21378        0.99561      0.91176             --              --              2.15125      0.91176-
1998.......      0.06420           --        1.10080           --             --              --              1.16500           --
1997.......      0.07610      0.00210        0.93670      0.02510             --              --              1.04000      0.02500-
1996.......      0.10480           --        0.78120      0.11400             --              --              1.00000      0.11400-
1995 (h)...      0.12890           --        0.49310      0.37800             --              --              1.00000      0.37800-
1994 (i)...      0.13536      0.06527        0.30300      1.38262             --              --              1.88625      1.38262-
1993 (j)...      0.13050      0.02030        0.72930      0.22990             --              --              1.11000      0.22990-
1992 (k)...      0.20530      0.04050        0.29660      0.51760             --              --              1.06000      0.51760-
1991 (l)...      0.22590      0.03990        0.14420      0.68000             --              --              1.09000      0.68000-
1990.......      0.50470           --        0.22950      0.44580             --              --              1.18000      0.44580-
1989.......      0.29100      0.35650        0.66250           --       $0.62880        $0.21380              1.31000      0.41500+
1988.......      0.14500      0.20900        0.19600           --        0.25130         0.08540              0.55000      0.16590+
1987.......      0.25600      0.49100        0.33500           --             --              --              1.08200           --
7.200% SERIES B CUMULATIVE PREFERRED STOCK
2008.......          --            --             --           --             --              --                   --           --
2007......    $  0.00900   $  0.00470   $    0.04630           --             --              --         $    0.06000           --
2006.......      0.32000      0.13100        1.34900           --             --              --              1.80000           --
2005.......      0.17650      0.01430        1.60920           --             --              --              1.80000           --
2004.......      0.04340      0.11224        1.64436           --             --              --              1.80000           --
2003.......      0.03000      0.11640        1.65360           --             --              --              1.80000           --
2002.......      0.09800      0.02960        1.67240           --             --              --              1.80000           --
2001.......      0.05870      0.05440        0.81690           --             --              --              0.93000           --
5.875% SERIES D CUMULATIVE PREFERRED STOCK
2008.......   $  1.46875           --             --           --             --              --         $    1.46875           --
2007.......      0.22096   $  0.11474   $    1.13305           --             --              --              1.46875           --
2006.......      0.26193      0.10688        1.09994           --             --              --              1.46875           --
2005.......      0.14405      0.01170        1.31300           --             --              --              1.46875           --
2004.......      0.03542      0.09159        1.34174           --             --              --              1.46875           --
2003.......      0.00535      0.02086        0.29610           --             --              --              0.32231           --
6.200% SERIES F CUMULATIVE PREFERRED STOCK
2008.......   $  1.55000           --             --           --              --             --         $    1.55000           --
2007.......      0.23330   $  0.12100   $    1.19570           --             --              --              1.55000           --
2006.......      0.03527      0.01480        0.15229           --             --              --              0.20236           --
AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
2008.......   $760.66000           --             --           --             --              --         $  760.66000           --
2007.......    203.92150   $105.89030   $1,045.68820           --             --              --          1,355.50000           --
2006.......    219.92983     89.73249      923.57769           --             --              --          1,233.24000           --
2005.......     83.01020      6.73650      756.60330           --             --              --            846.35000           --
2004.......      9.15570     23.67550      346.83810           --             --              --            379.66930           --
2003.......      5.42000     21.05000      298.41000           --             --              --            324.88000           --
2002.......     12.28350      3.71450      209.89200           --             --              --            225.89000           --
AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
2008.......   $783.29000           --             --           --             --              --         $  783.29000           --
2007.......    199.17211   $103.42412   $1,021.33377           --             --              --          1,323.93000           --
2006.......    218.22316     89.03616      916.41068           --             --              --          1,223.67000           --
2005.......     82.44330      6.69050      751.43620           --             --              --            840.57000           --
2004.......      9.30280      2.05620      352.41090           --             --              --            385.76000           --
2003.......      1.07000      4.18000       59.32000           --             --              --             64.57000           --

----------
(a)  Total amounts may differ due to rounding.

(b)  Taxable as ordinary income.

(c) Net Asset Value was reduced by this amount on the last business day of the year.

(d) On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & WellnessRx Trust valued at $8.40 per share.

(e) On September 21, 2005, the Fund also distributed Rights equivalent to $0.21 per share based upon full subscription of all issued shares.

(f) On January 10, 2001, the Fund also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.

(g) On July 9, 1999, the Fund also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.

(h) On October 19, 1995, the Fund also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.

(i) On November 15, 1994, the Fund also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.

(j) On July 14, 1993, the Fund also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.

(k) On September 28, 1992, the Fund also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.

(l) On October 21, 1991, the Fund also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.

-    Decrease in cost basis.

+    Increase in cost basis.

     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                         AUTOMATIC DIVIDEND REINVESTMENT
                       AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

     It is the  policy  of  The  Gabelli  Equity  Trust  Inc.  (the  "Fund")  to
automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                         The Gabelli Equity Trust Inc.
                               c/o Computershare
                                 P.O. Box 43010
                           Providence, RI 02940-3010

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and reregistered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

     SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS
Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF EXECUTIVE OFFICER,
  GAMCO INVESTORS, INC.

Dr. Thomas E. Bratter
  PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR & CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT & CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
  FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,
  GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, ZIZZA & CO., LTD.

OFFICERS
Bruce N. Alpert
  PRESIDENT

Carter W. Austin
  VICE PRESIDENT

Peter D. Goldstein
  CHIEF COMPLIANCE OFFICER

Agnes Mullady
  TREASURER AND SECRETARY

Marc C. Rinaldi
  VICE PRESIDENT & OMBUDSMAN

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
The Bank of New York Mellon

COUNSEL
Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                      5.875%      6.20%
                        Common      Preferred   Preferred
                      -----------   ---------   ---------
NYSE-Symbol:              GAB        GAB PrD     GAB PrF
Shares Outstanding:   174,919,152   2,901,269   5,920,266


The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds."

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

                         THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                  FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                        E-MAIL: CLOSEDEND@GABELLI.COM                GAB Q4/2008

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $71,000 for 2007 and $64,250 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $7,900 for 2007 and $10,580 for 2008. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,350 for 2007 and $5,000 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)   The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino and Salvatore J. Zizza.


ITEM 6. INVESTMENTS.

     (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

     (b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

           Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue


5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o     Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o     Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES






PROXY VOTING GUIDELINES





GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS


The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
        This may include such areas as:
        -Paying greenmail
        -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance


SELECTION OF AUDITORS


In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK


We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD


A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK


The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
        -Stock split
        -Stock option or other executive compensation plan
        -Finance growth of company/strengthen balance sheet
        -Aid in restructuring
        -Improve credit rating
        -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


CONFIDENTIAL BALLOT


We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING


In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION


We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


EQUAL ACCESS TO THE PROXY


The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


FAIR PRICE PROVISIONS


Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES


Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS


We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS


We support the right of shareholders to call a special meeting.


CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER


This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS


Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES


Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


NORTHERN IRELAND


Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW


This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors



POISON PILL


In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION


Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.


STOCK OPTION PLANS


Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS


Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT


Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Equity Trust Inc., (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Additionally, Mr. Caesar M. P. Bryan manages a portion of the Trust's assets. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.


   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                                                                                          Total Assets
                                                                                       No. of Accounts     in Accounts
                                                         Total                          where Advisory   where Advisory
   Name of Portfolio              Type of           No. of Accounts       Total       Fee is Based on    Fee is Based
      Manager                     Accounts              Managed           Assets        Performance     on Performance
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
   1.  Mario J. Gabelli        Registered                  24              9.4B              6               2.3B
                               Investment
                               Companies:
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Pooled                22             355.1M             19             316.4M
                               Investment
                               Vehicles:
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Accounts:           2,049             8.1B              6              994.1M
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
   2. Caesar M.P. Bryan        Registered                  4              728.7M             0                 0
                               Investment
                               Companies:
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Pooled                2               6.0M              2               6.0M
                               Investment
                               Vehicles:
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Accounts:             5               33.5M             0                 0
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------


POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to management of the Trust. The Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event the Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Managers differ among the accounts that they manage. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR CAESAR M. P. BRYAN

The compensation of Mr. Bryan for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli and Caesar M. P. Bryan owned over $1,000,000 and $0 - $10,000, respectively, of shares of the Trust as of December 31, 2008.

(B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

============= ========================= ============================= =========================== ==============================
                                                                         (C) TOTAL NUMBER OF          (D) MAXIMUM NUMBER (OR
                                                                          SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                     PURCHASED AS PART OF        SHARES (OR UNITS) THAT MAY
                 SHARES (OR UNITS)       (B) AVERAGE PRICE PAID PER   PUBLICLY ANNOUNCED PLANS      YET BE PURCHASED UNDER THE
   PERIOD            PURCHASED                SHARE (OR UNIT)                OR PROGRAMS                PLANS OR PROGRAMS
============= ========================= ============================= =========================== ==============================
Month #1      Common - N/A              Common - N/A                  Common - N/A                Common - 173,862,271
07/01/08
through       Preferred Series D - N/A  Preferred Series D - N/A      Preferred Series D - N/A    Preferred Series D - 2,949,700
07/31/08
              Preferred Series F - N/A  Preferred Series F - N/A      Preferred Series F - N/A    Preferred Series F - 6,000,000
================================================================================================================================
================================================================================================================================
Month #2      Common - N/A              Common - N/A                  Common - N/A                Common - 173,862,271
08/01/08
through       Preferred Series D - N/A  Preferred Series D - N/A      Preferred Series D - N/A    Preferred Series D - 2,949,700
08/31/08
              Preferred Series F - N/A  Preferred Series F - N/A      Preferred Series F - N/A    Preferred Series F - 6,000,000
================================================================================================================================
================================================================================================================================
Month #3      Common - N/A              Common - N/A                  Common - N/A                Common -  174,919,152
09/01/08
through       Preferred Series D - 600  Preferred Series D -          Preferred Series D - 600    Preferred Series D - 2,949,700
09/30/08                                $21.0850                                                - 600 = 2,949,100

                                        Preferred Series F -                                      Preferred Series F - 6,000,000
              Preferred Series F - 500  $21.2020                      Preferred Series F - 500    -500 = 5,999,500
================================================================================================================================
================================================================================================================================
Month #4      Common - N/A              Common - N/A                  Common - N/A                Common - 174,919,152
10/01/08
through       Preferred Series D -      Preferred Series D -          Preferred Series D - 16,659 Preferred Series D - 2,949,100
10/31/08      16,659                    $20.2215                                                  - 16,659 = 2,932,441
                                                                      Preferred Series F - 46,674
              Preferred Series F -      Preferred Series F -                                      Preferred Series F - 5,999,500
              45,674                    $20.6743                                                  - 46,674 = 5,953,826
================================================================================================================================
================================================================================================================================
Month #5      Common - N/A              Common - N/A                  Common - N/A                Common - 174,919,152
11/01/08
through       Preferred Series D -      Preferred Series D -          Preferred Series D - 6,278  Preferred Series D - 2,932,441
11/30/08      6,278                     $20.7925                                                  - 6,278 = 2,926,163

              Preferred Series F -      Preferred Series F -                                      Preferred Series F - 5,953,826
              10,028                    $20.6655                      Preferred Series F - 10,028 - 10,028 = 5,943,798
================================================================================================================================
================================================================================================================================
Month #6      Common - N/A              Common - N/A                  Common - N/A                Common - 174,919,152
12/01/08
through       Preferred Series D -      Preferred Series D -          Preferred Series D - 24,894 Preferred Series D - 2,926,153
12/31/08      24,894                    $20.2688                                                  - 24,894 = 2,901,269
                                                                      Preferred Series F - 23,532
              Preferred Series F -      Preferred Series F -                                      Preferred Series F - 5,943,798
              23,532                    $21.3009                                                  - 23,532 = 5,940,266
================================================================================================================================
================================================================================================================================
Total         Common - N/A              Common - N/A                  Common - N/A                N/A

              Preferred Series D -      Preferred Series D -          Preferred Series D - 48,431
              48,431                    $20.1885
                                                                      Preferred Series F - 79,734
              Preferred Series F -      Preferred Series F -
              79,734                    $20.7271
================================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

         Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Equity Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date                       3/9/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date                       3/9/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer

Date                       3/9/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.